Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Volcon, Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

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☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

3121 Eagles Nest St., Suite 120

Round Rock, Texas 78665

April [ ], 2025

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) and management of Volcon, Inc. (the “Company”), you are cordially invited to attend the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Annual Meeting will be held online at https://meetnow.global/MW7ZTAD, on Friday, May 30, 2025, at 10:00 A.M., Central Time.

The attached Notice of the Annual Meeting (the “Notice”) and proxy statement (“Proxy Statement”) describe in greater detail all of the formal business that will be transacted at the Annual Meeting. There will not be a physical meeting. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting: https://meetnow.global/MW7ZTAD. Directors and officers of the Company will be available at the Annual Meeting to respond to any questions that you may have regarding the business to be transacted.

The Company’s Board has determined that each of the proposals that will be presented to the stockholders for their consideration at the Annual Meeting are in the best interests of the Company and its stockholders, and unanimously recommends and urges you to vote “FOR” each director nominee and “FOR” the approval of each of the other proposals set forth in this Proxy Statement. If any other business is properly presented at the Annual Meeting, the proxies will be voted in accordance with the recommendations of the Company’s Board.

We encourage you to attend the Annual Meeting online, but if you are unable to attend, it is important that you vote in advance via the Internet, by telephone, or sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. Your cooperation is appreciated since one-third of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting.

On behalf of the Board and all of the employees of the Company, we thank you for your continued support.

Sincerely,

/s/ John Kim

John Kim

Chief Executive Officer

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3121 Eagles Nest St, Suite 120

Round Rock, Texas 78665

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Volcon, Inc. (the “Company”) will be held online at https://meetnow.global/MW7ZTAD, on Friday, May 30, 2025, at 10:00 A.M., Central Time, for the following purposes:

1.	Election of Directors: To elect the following five (5) director nominees to the Board of Directors to serve for a one-year term ending at the 2026 Annual Meeting of Stockholders or until their successor is duly elected and qualified:

•	Adrian Solgaard	•	Karin-Joyce Tjon
•	John Kim	•	Orn Olason
•	Jonathan Foster

2.

Approval of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of the Company’s Common Stock: To approve an amendment to the Company's amended and restated certificate of incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-25 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting (the “Reverse Split Proposal”).

3	Approval of Amendment to the Volcon, Inc. 2021 Stock Plan: To approve the proposed amendment to the Volcon, Inc. 2021 Stock Plan (the “2021 Stock Plan”) to increase the number of shares authorized for issuance by 2,100,000 shares (the “2021 Stock Plan Proposal”).

4.	Approval of Option Grants Outside of the 2021 Stock Plan. To approve the issuance of options grants outside of the 2021 Stock Plan to certain officers of the Company pursuant to Nasdaq Listing Rule 5635(c) (the “Option Grant Proposal”).

5.	Approval of Shares and Warrants Issuable to Super Sonic (Aodes): To approve the issuance of shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock to Super Sonic (Aodes) if certain order thresholds are met in accordance with the distribution agreement signed on January 31, 2025 pursuant to Nasdaq Listing Rule 5635(d) (the “Super Sonic Proposal”).

6.	Ratification of the Appointment of Independent Auditors: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

7.	Approve an adjournment of the Annual Meeting: If necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2, 3, 4, or 5 (the “Adjournment Proposal”).

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The Board of Directors (the “Board”) is not aware of any other business that will be presented for consideration at the Annual Meeting. If any other matters should be properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

The Board recommends that you vote “FOR” each of the director nominees, “FOR” the approval of the Reverse Split Proposal, “FOR” the approval of the 2021 Stock Plan Proposal, “FOR” the approval of the Option Grant Proposal, “FOR” the approval of the Super Sonic Proposal, “FOR” the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and “FOR” the approval of the Adjournment Proposal.

Only stockholders of record as of the close of business on April 25, 2025 are entitled to receive notice of, to attend and to vote at the Annual Meeting. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 3121 Eagles Nest St, Suite 120, Round Rock, Texas 78665 for a period of ten days prior to the Annual Meeting. If you are a beneficial owner as of that date, you will receive communications from your broker, bank or other nominee about the Annual Meeting and how to direct the vote of your shares, and you are welcome to attend the Annual Meeting online, all as described in more detail in the attached Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Friday, May 30, 2025. The Proxy Statement, form of Proxy, and our 2024 Annual Report on Form 10-K for the year ended December 31, 2024, are available on the Internet at www.envisionreports.com/VLCN and on our corporate website at www.volcon.com under “Investors—SEC Filings.”

By Order of the Board of Directors,

/s/ Karin-Joyce Tjon

Chairman of the Board of Directors

April [ ], 2025

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TABLE OF CONTENTS

Proxy Statement – General Information	1
Proposal 1: Election of Directors	7
Nominees for Election as Directors	7
Executive Officers Who Are Not Serving as Directors	8
Corporate Governance and Board Matters	9
Committees of the Board of Directors	11
Beneficial Ownership of Common Stock	14
Compensation of Non-Employee Directors	15
Executive Compensation	16
Certain Relationships and Related Party Transactions	22
Section 16(a) Reports	23
Proposal 2: Reverse Split Proposal	24
Proposal 3: 2021 Stock Plan Proposal	32
Proposal 4: Option Grant Proposal	38
Proposal 5: Super Sonic Proposal	39
Proposal 6: Ratification of the Appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	41
Report of the Audit Committee	42
Proposal 7: Adjournment Proposal	43
Annual Report to Stockholders	43
Stockholder Proposals and Director Nominations for the 2025 Annual Meeting	44
Other Business	44
Stockholders Sharing the Same Address	45
Appendix A — Form of Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of Volcon, Inc. to effect a reverse stock split of the Company’s outstanding common stock	A-1
Appendix B —Volcon, Inc. 2021 Stock Plan (as Amended and Restated)	B-1

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Volcon, Inc.

3121 Eagles Nest St., Suite 120

Round Rock, Texas 78665

PROXY STATEMENT

GENERAL INFORMATION

For the 2025 Annual Meeting of Stockholders

To Be Held on Friday, May 30, 2025

Our Board of Directors is soliciting proxies to be voted at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Friday, May 30, 2025, at 10:00 A.M., Central Time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders (the “Notice”) and in this Proxy Statement. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about May 10, 2025.

As used in this Proxy Statement, the terms “Company,” “we,” “us,” “our” and “Volcon” refer to Volcon, Inc., and the terms “Board of Directors” and “Board” refers to the Board of Directors of the Company.

Questions and Answers about these Proxy Materials and the Annual Meeting

What information is contained in this Proxy Statement?

This information relates to the proposals to be voted on at the Annual Meeting, the voting process, and certain other required information.

Can I access the Company’s proxy materials and 2024 Annual Report electronically?

Yes. The Proxy Statement, form of Proxy and our 2024 Annual Report are available at www.envisionreports.com/VLCN. To view this material, you must have available the control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

What does it mean if I receive more than one set of proxy materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for each account for which you have received a set of proxy materials.

 Who is soliciting my vote pursuant to this Proxy Statement and who will pay the costs of this proxy solicitation?

Our Board is soliciting your vote at the Annual Meeting and the cost of solicitation will be borne by us. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

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Who is entitled to vote?

Only common stockholders of record at the close of business on April [25], 2025 (the “Record Date”) will be entitled to vote, together as a single class (except where otherwise noted herein), at the Annual Meeting.

How many shares are eligible to be voted?

As of the Record Date, we had 3,850,824 shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the five (5) director nominees to be elected and one (1) vote on each other matter to be voted on at the Annual Meeting.

What am I voting on?

You are voting on the following matters:

1.	Election of Directors: The election of five (5) director nominees to the Board to serve for a one-year term ending at the 2026 Annual Meeting of Stockholders or until their successor is duly elected and qualified. Our director nominees are:

•	Adrian Solgaard	•	Karin-Joyce Tjon
•	John Kim	•	Orn Olason
•	Jonathan Foster

2.	Approval of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of the Company’s Common Stock: To approve an amendment to the Company's amended and restated certificate of incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-25 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting (the “Reverse Split Proposal”).

3.	Approval of Amendment to the Volcon, Inc. 2021 Stock Plan: To approve the proposed amendment to the 2021 Stock Plan to increase the number of shares authorized for issuance by 2,100,000 shares (the “2021 Stock Plan Proposal”).

4.	Approval of Option Grants Outside of the 2021 Stock Plan. To approve the issuance of options grants outside of the 2021 Stock Plan to certain officers of the Company pursuant to Nasdaq Listing Rule 5635(c) (the “Option Grant Proposal”).

5.	Approval of Potential Shares and Warrants Issuable to Super Sonic (Aodes): To approve the issuance of shares of the Company’s common stock and warrants to purchase the Company’s common stock to Super Sonic (Aodes) (the “Super Sonic Proposal”) if certain product order thresholds are met in accordance with the distribution agreement signed on January 31, 2025 pursuant to Nasdaq Listing Rule 5635(d) (the “Super Sonic Proposal”).

6.	Ratification of the Appointment of Independent Auditors: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

7.	Adjournment Proposal. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2, 3, 4, 5, or6 (the “Adjournment Proposal”).

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How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares as follows:

•	“FOR” each director nominee;

•	“FOR” the approval of the Reverse Split Proposal;

•	“FOR” the approval of the 2021 Stock Plan Proposal;

•	“FOR” the approval of the Option Grant Proposal;

•	“FOR” the approval of the Super Sonic Proposal;

•	“FOR” the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•	“FOR” the approval of the Adjournment Proposal.

None of our directors have informed us in writing that he or she intends to oppose any action intended to be taken by us at the Annual Meeting.

How many votes are required to hold the Annual Meeting and what are the voting procedures?

Quorum Requirement: As of the Record Date, 3,850,824 shares of the Company’s common stock were issued and outstanding. The holders of one-third in voting power of the issued and outstanding shares of common stock to vote at the Annual Meeting, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes: Each outstanding share of our common stock is entitled to one vote on each proposal at the Annual Meeting. If there is a quorum at the Annual Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

•	Election of Directors: Directors are elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Votes of “WITHHOLD” and broker non-votes have no legal effect on the election of directors due to the fact that such elections are by a plurality. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•	Approval of the Reverse Split Proposal: To approve the Reverse Split Proposal at the Annual Meeting the votes cast for the proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•	Approval of the 2021 Stock Plan Proposal: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is required to approve the 2021 Stock Plan Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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•	Approval of Option Grants Proposal. The affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is required to approve the Option Grant Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•	Approval of the Super Sonic Proposal: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is required to approve the Super Sonic Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•	Ratification of the Appointment of Independent Auditors: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is necessary to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•	Approval of the Adjournment Proposal: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is required to approve the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the rules of the New York Stock Exchange, and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters.

Shares represented by proxies that are marked vote “withheld” with respect to the election of any nominee for director will not be considered in determining whether such nominee has received the affirmative vote of a plurality of the shares. Except as otherwise specified above, shares represented by proxies that are marked “abstain” with respect to any other matter to be voted upon at the Annual Meeting will not have an effect on the outcome of the vote.

How can I vote my shares in person and participate at the Annual Meeting?

This year’s Annual Meeting will be held entirely online. Stockholders may participate in the Annual Meeting by visiting the following website: www.meetnow.global/MW7ZTAD. To participate in the Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting in accordance with the instructions from your broker, bank or other nominee. However, even if you plan to attend the Annual Meeting online, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

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How can I vote my shares without attending the Annual Meeting?

If you are the stockholder of record, you may vote by one of the following four methods as instructed on the Notice of Internet Availability:

•	Online at the Annual Meeting;

•	Via the Internet;

•	By telephone; or

•	By mail.

If you elect to vote by mail and you requested and received a printed set of proxy materials, you may mark, sign, date and mail the proxy card you received from us in the return envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described below), which will include a proxy card.

Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through available channels without giving specific voting instructions, the proxies will vote the shares as recommended by our Board.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive the proxy materials. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee.

How may I cast my vote over the Internet or by Telephone?

Voting over the Internet: If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Time, May 29, 2025 (the day before the Annual Meeting). Visit www.envisionreports.com/VLCN and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Voting by Telephone: If you are a stockholder of record, you may call 1-800-652-VOTE (8683), toll-free in the United States, U.S. territories and Canada, and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Time, May 29, 2025 (the day before the Annual Meeting). Have your proxy card in hand when you call and then follow the instructions.

If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

How may a stockholder nominate someone at the Annual Meeting to be a director or bring any other business before the Annual Meeting?

The Company’s Second Amended and Restated Bylaws (the “Bylaws”) require advance notice to the Company if a stockholder intends to attend an Annual Meeting of stockholders in person and to nominate someone for election as a director or to bring other business before the meeting. Such a notice may be made only by a stockholder of record within the time period established in the Bylaws and described in each year’s Proxy Statement. See the section titled “Stockholder Proposals and Director Nominations for the 2025 Annual Meeting” below for additional information.

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How may I revoke or change my vote?

If you are the record owner of your shares, and you completed and submitted a proxy card, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	submitting a new proxy card with a later date;

•	delivering written notice to our Corporate Secretary on or before 10:00 A.M. Central Time on May 30, 2025 (the Annual Meeting date and time), stating that you are revoking your proxy;

•	attending the Annual Meeting and voting your shares online; or

•	if you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Please note that attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.

If you own your shares in “street name,” you may later revoke your voting instructions by informing the bank, broker or other holder of record in accordance with that entity’s procedures.

Are there any rights of appraisal?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our Second Amended and Restated Certificate of Incorporation or our Bylaws provide a right of a stockholder to obtain appraisal of, or payment for such stockholder’s shares.

Who will count the votes?

The inspector of election appointed for the Annual Meeting will receive and tabulate the ballots and voting instruction forms. The Board has appointed Computershare to serve as the inspector of election.

Where do I find the voting results of the Annual Meeting?

The voting results will be disclosed in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

How can I obtain the Company’s corporate governance information?

Our corporate governance information is available on our website at www.volcon.com under “Investors—Governance.” Our stockholders may also obtain written copies at no cost by writing to us at Volcon, Inc., 3121 Eagles Nest St., Suite 120, Round Rock, Texas 78665, Attention: Corporate Secretary, or by calling (512) 400-4271.

How do I request electronic or printed copies of this and future proxy materials?

You may request and consent to delivery of electronic or printed copies of this and future proxy statements, annual reports and other stockholder communications by:

•	visiting www.envisionreports.com/VLCN;

•	calling 1-800-736-3001, toll-free in the United States and Canada; or

•	sending an email to investorvote@computershare.com with “Proxy Materials Volcon, Inc.” in the subject line. Please include your full name and address.

When requesting copies of proxy materials and other stockholder communications, you should have available the control number located on the Notice of Internet Availability or proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

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PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election as Directors

Our Board has unanimously approved the nomination of Adrian Solgaard, John Kim, Jonathan Foster, Karin-Joyce Tjon, and Orn Olson for election as directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are elected and have qualified. Our Board currently has five (5) members. No current director has any family relationship with any executive officer or any of our other directors or director nominees.

Information about the principal occupations, business experience and qualifications of each of our director nominees is provided below under the heading “Qualifications of 2025 Director Nominees and Continuing Directors.”

Qualifications of 2025 Director Nominees and Continuing Directors

Adrian Solgaard Age: 39 Director Since: 2024 Committees: • Audit • Compensation

Mr. Solgaard joined our Board in July 2024.  Mr. Solgaard is the CEO and Founder of sustainable travel goods and accessories brand, Solgaard Design. A serial entrepreneur and seasoned startup founder and CEO, Mr. Solgaard has successfully launched, designed and brought to market an innovative range of sustainable travel and lifestyle consumer products and accessories. A thought leader in the sustainable product design and entrepreneurship industries, Adrian has been featured across various high-profile media outlets, including Entrepreneur, Forbes, Good Morning America, LinkedIn News, Sky News International, and The Los Angeles Times. We believe that Mr. Solgaard’s experience as a CEO and entrepreneur provides him with the qualifications to serve as a director.

John Kim Age: 54 Director Since: 2021 Committees : None	Mr. Kim joined our Board in July 2021 and became our Chief Executive Officer and President on February 3, 2024. Mr. Kim served on our Audit Committee, Compensation Committee and our Nominating and Governance Committee until January 28, 2024, prior to his appointment as our CEO. Mr. Kim is a serial entrepreneur and product designer and is currently a private investor. Mr. Kim was the Chief Executive Officer and founder of Super73 Inc, one of the world’s leading electric bicycle companies from 2012 until 2019. In 2003, Mr. Kim founded U-Life, an internet enabled home appliance company in South Korea, which was acquired by LG in 2006. Before his career as an entrepreneur, Mr. Kim was the principal designer for Yahoo Search, a car designer at Honda, and a former U.S. Army paratrooper. Mr. Kim received a Master’s degree in Design from Stanford University in 2001. We believe that Mr. Kim’s experience in the electric bicycle industry and his extensive product design experience provide him with the qualifications to serve as a director.

Jonathan Foster Age: 61 Director Since: 2021 Committees: • Audit • Compensation (Chair) • Nominating and Governance	Mr. Foster joined our Board in June 2021. Mr. Foster has served as the Chief Financial Officer and Executive Vice President for Moleculin Biotech, Inc. since August 2016. Mr. Foster brings more than 36 years of financial experience holding a variety of executive and senior financial positions with public, private, start-up to large corporate and international companies. Mr. Foster has also served on the Board of Directors of Autonomix Medical, Inc. (AMIX), a medical device company listed on Nasdaq, since January 2022. From February 2012 to August 2016, Mr. Foster served as Chief Financial Officer and Executive Vice President of InfuSystem Holdings, Inc., a national provider of infusion pumps and related services to the healthcare industry. From May 2011 to January 2012, Mr. Foster served as a consultant to the Chief Financial Officer of LSG Sky Chefs, USA, Inc., a subsidiary of Deutsche Lufthansa AG. Mr. Foster served on the board of Financial Institutions for the State of South Carolina from 2006 to 2012, and from June 2018 until December 2021 when the company was acquired, Mr. Foster served on the board of directors of Soliton, Inc., a medical device company focused on developing new technology for use in aesthetics, where he was the chair of the Strategic Alternative, Audit Committee and Compensation Committee, and previously served as chair of the Nominating & Governance Committees. Prior to May 2011, Mr. Foster served in lead financial roles with a private manufacturer of hardware and in manufacturing divisions of Schlumberger, Ltd. He began his career with Deloitte in Charlotte and Atlanta. Mr. Foster is a Certified Public Accountant (South Carolina) and holds the designation of Chartered Global Management Accountant from the American Institute of Certified Public Accountants. He received his Bachelor of Science in Accounting from Clemson University in 1985. We believe that Mr. Foster’s public company experience as an executive officer and director and his extensive accounting experience provide him with the qualifications to serve as a director.

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Karin-Joyce (“KJ”) Tjon Age: 63 Director Since: 2021 Committees: • Audit (Chair) • Compensation • Nominating and Governance (Chair)

Ms. Tjon joined our Board in August 2021 and has served as chairman of the board since October 2024. Ms. Tjon has over twenty-five years of executive experience at both public and private companies. Ms. Tjon currently serves on the Board of Directors of Solidion Technology, Inc. (STI) (formerly Nubia Brand International Corp) which is listed on Nasdaq, the Board of Directors of LivePerson, Inc., which is listed on Nasdaq, and the Board of Directors of NPH International, a charitable organization. Prior to Ms. Tjon’s retirement in 2020, from July 2018 until May 2020 she served as Chief Financial Officer for Alorica, Inc. a multi-billion dollar customer service provider with over 100,000 employees worldwide. From February 2017 until August 2017, Ms. Tjon was President and Chief Operating Officer for Scientific Games, Inc., responsible for their Gaming and Lottery divisions. From July 2014 until September 2016 Ms. Tjon served as the Executive Vice President and Chief Financial Officer for Epiq Systems, Inc. Her responsibilities included all areas of international corporate finance as well as SAP support and risk management. From August 2011 to May 2014, Ms. Tjon served as Chief Financial Officer at Hawker Beechcraft, Inc. Earlier in her career, Ms. Tjon was a Managing Director at Alvarez & Marsal where she worked on turnarounds as interim executive as well as supported various engagements for private equity clients. Ms. Tjon holds a Master of Business Administration from Columbia University’s Graduate School of Business and a Bachelor’s degree in specialized studies in Organizational Behavior from Ohio University. We believe that Ms. Tjon’s public company experience as an executive officer and her extensive finance and business operations experience provides her with the qualifications to serve as a director.

Orn Olosan Age: 54 Director Since: 2024 Committees: • Compensation • Nominating and Governance	Mr. Olason joined our Board in December 2024. Mr. Olason is co-founder and executive director of THANK YOU®, a creative studio with global clients and projects that span product design, creative ventures, brand identity and strategic vision. Mr. Olason brings a big-vision perspective and an ability to distill complex business and customer challenges into original, relatable, holistic concepts. Mr. Olason is also the co-founder of Girls are Awesome, a platform and brand dedicated to creating a larger and more diverse female representation in society. We believe that Mr. Olosan’s experience as the founder and executive director of THANK YOU provides him with the qualifications to serve as a director.

Executive Officers Who are Not Serving as Directors

Below is information regarding each of our current executive officers who are not directors of the Company, including their title, age and brief biography describing each executive officer’s business experience. No executive officer has any family relationship with any other executive officer or any of our current directors or director nominees.

Name and Position	Age	Business Experience
Greg Endo, Chief Financial Officer and Executive Vice-President	59	Mr. Endo has served as our Chief Financial Officer (“CFO”) and Executive Vice-President since June 7, 2021. Prior to joining Volcon, Mr. Endo worked for over 26 years at Deloitte & Touche LLP. From August 1994 until his retirement in September 2020, Mr. Endo was an audit and advisory partner, advising public and private companies in the manufacturing, technology, and real estate industries. He has assisted clients with merger and acquisition transactions, equity and debt financings, IT implementations and business process design and controls. From January 2021 to May 2021, Mr. Endo served as a consultant providing audit-related services to Marcum LLP and Marcum Bernstein & Pinchuk LLP. Mr. Endo is a certified public accountant in Texas. Mr. Endo has a Bachelor’s degree in Business Administration and a Master’s degree in Professional Accounting, both from the University of Texas at Austin and is a U.S. Army and Texas National Guard veteran.

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Corporate Governance and Board Matters

We are committed to sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Certain features of our corporate governance practices are provided below.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, banking, real estate or technology. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders. When considering potential director candidates, our Board also considers the candidate’s character, judgment, diversity, skill set, specific business background and global or international experience in the context of our needs and those of the Board.

Director Independence

Pursuant to Rule 5605(b)(1) of the Nasdaq listing standards, a majority of the members of the Board must be “independent directors” as that term is defined by Nasdaq Rule 5605(a)(2). Our Board has evaluated the independence of its current members based upon the applicable SEC rules and Nasdaq director independence standards. Applying these standards, our Board has affirmatively determined that Messrs. Foster, Olason, Solgaard, and Ms. Tjon are “independent directors” under the applicable rules. We have determined that Mr. Kim is not an “independent director” under the applicable rules.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy that applies to all of our directors, executive officers, and employees. The policy attempts to establish standards that will avoid even the appearance of improper conduct on the part of insiders by requiring, among other things, that insiders maintain the confidentiality of information about the Company and to not engage in transactions in the Company’s securities while aware of material nonpublic information. Our Insider Trading Policy is available on our website at www.volcon.com under “Investors—Governance—Governance Documents.”

Hedging and Pledging Policy

We do not permit our directors, executive officers and employees to enter into hedging and monetization transactions or to engage in short sale transactions in the Company’s securities. We believe that such transactions can mitigate or eliminate the economic risk of ownership and disincentivize such individuals from seeking to improve the Company’s performance and consequently impair their alignment with our stockholders’ interests.

We also do not permit our directors and executive officers to enter into pledging arrangements involving their shares of our common stock. We believe such arrangements present a risk that the individual could be pressured or forced to sell our stock to meet loan requirements, which we believe would be inconsistent with our belief in aligning their interests with long-term stockholder interests, and potentially could cause us reputational harm and violate internal policies regarding transacting in our stock when such person is aware of material nonpublic information or otherwise prohibited from trading in our common stock.

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Leadership Structure

Currently, the roles of the Chairman and CEO are filled by separate individuals. Since the Company began its operations in 2020, Mr. Christian Okonsky, one of the founders of the Company, served as Chairman until his resignation from the Board in July 2024. Ms. Tjon was nominated to serve as Chairman beginning in October 2024. From August 23, 2021 through February 3, 2024, Mr. Jordan Davis served as our CEO and since February 3, 2024 Mr. John Kim has served as our CEO.

The Board believes that the separation of the offices of the Chairman and CEO is appropriate at this time because it allows our CEO to focus primarily on our business strategy, operations and corporate vision. The Board elects our Chairman and appoints our CEO, and each of these positions may be held by the same person or by different people. Although our Board does not have a policy regarding the separation of the roles of CEO and Chairman, we believe it is important that the Board retain flexibility to determine whether these roles should be separate or combined based upon the Board’s assessment of the Company’s needs and the Company’s leadership at a given point in time. The Board believes our company and our stockholders benefit from this flexibility, as our directors are well positioned to determine our leadership structure given their in-depth knowledge of our management team, our strategic goals, and the opportunities and challenges we face.

We believe that independent and effective oversight of the Company’s business and affairs is maintained through the composition of the Board, the leadership of our independent directors and Board committees and our governance structures and processes. The Board’s Audit, Compensation and Nominating and Governance Committees are composed solely of independent directors.

Code of Ethics

We have adopted a written Code of Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code provides fundamental ethical principles to which these individuals are expected to adhere and operate as a tool to help our directors, officers and employees understand the high ethical standards required for employment by, or association with, our Company. A copy of our Code of Ethics is available on our website at www.volcon.com under “Investors—Governance—Governance Documents”. We expect that any amendments to our Code of Ethics, or any waivers of its requirements, will be disclosed on our website, as well as by any other means required by Nasdaq rules.

Compensation Committee Interlocks and Insider Participation

Since inception, none of the members of our Compensation Committee were officers or employees of the Company. When Mr. Kim became the CEO of the Company on February 3, 2024, he ceased to be a member of any committees of the Board. In addition, none of our executive officers serves or has served as a member of the Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Risk Management and Oversight

Our Board oversees our risk management process, which is a company-wide approach to risk management that is carried out by our management. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk within their specific area of concern. Pursuant to our Board’s instruction, management regularly reports on applicable risks, including cybersecurity risks, to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

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Stockholder Communications and Annual Meeting Attendance

Stockholders may communicate with our Board by contacting the Corporate Secretary, Volcon, Inc., 3121 Eagles Nest St., Suite 120, Round Rock, Texas 78665. All communications will be forwarded directly to the Chairman for consideration.

The Board members are not required to attend our annual meetings of stockholders. However, all directors are encouraged to attend every annual meeting of stockholders as we believe that the annual meeting is an opportunity for stockholders to communicate directly with directors. All of our directors attended last year’s virtual annual meeting.

Committees of the Board of Directors

From the date of our initial public offering, our Board has had three (3) separately designated standing committees to assist with the discharge of its responsibilities. These committees include the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Our Board also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents. Each of these committees operates under a charter that was approved by our Board. The charters of each of the Audit Committee, Compensation Committee and Nominating and Governance Committee is available on our website at www.volcon.com under “Investors—Governance—Governance Documents.”

The names of the current members (chairs specifically noted) and highlights of some of the key oversight responsibilities of the Board committees are set forth below.

Audit Committee
Members: • Karin-Joyce Tjon (Chair) • Jonathan Foster • Adrian Solgaard (until February 2025) • Orn Olason (beginning February 2025)

Key Oversight Responsibilities:

•  overseeing the compensation and work of and performance by our independent auditor and any other registered public accounting firm performing audit, review or attestation services for us;

•  engaging, retaining and terminating, if necessary, our independent auditor and determining the terms thereof;

•  assessing the qualifications, performance and independence of the independent auditor;

•  evaluating whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence;

•  reviewing and discussing the audit results, including any comments and recommendations of the independent auditor and the responses of management to such recommendations;

•  reviewing and discussing the annual and quarterly financial statements with management and the independent auditor;

•  reviewing the adequacy and effectiveness of internal controls and procedures;

•  establishing procedures regarding the receipt, retention and treatment of complaints received regarding the accounting, internal accounting controls, or auditing matters and conducting or authorizing investigations into any matters within the scope of the responsibility of the audit committee; and

•  reviewing transactions with related persons for potential conflict of interest situations.

Meetings in 2024: 4

✔ All members of the Audit Committee are independent

✔ All members of the Audit Committee are financially literate

✔ Ms. Tjon and Mr. Foster are considered an “audit committee financial expert” with accounting or related financial management expertise in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) rules and regulations and Nasdaq rules

✔ Mr. Solgaard served on the Audit Committee beginning in July 2024 when he was appointed to the Board and ceased serving on the Audit Committee in February 2025 when Mr. Olason was appointed to the Audit Committee.

✔ Mr. Kim served on the Audit Committee until February 3, 2024, prior to his appointment as our CEO.

✔ Mr. Olason served on the Audit Committee beginning February 2025.

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Compensation Committee
Members: • Jonathan Foster (Chair) • Karin-Joyce Tjon • Adrian Solgaard

Key Oversight Responsibilities:

•     approving corporate goals and objectives for the CEO’s compensation plan, evaluate the CEO’s performance in light of these goals and objectives, and recommending to the Board for determination, the CEO’s compensation level based on this evaluation and the most recent stockholder advisory vote, if any, on executive compensation (“Say on Pay Vote”);

•     reviewing and recommending all elements and amounts of compensation for other executive officers, including any performance goals applicable to those executive officers and in light of the most recent Say on Pay Vote;

•    reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by the stockholders;

•     reviewing and recommending director compensation levels on the Board, including recommending any changes to the Board;

•     reviewing and recommending for approval the adoption, any amendment and termination of all cash and equity-based incentive compensation plans;

•    to the extent such disclosure is required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), causing to be prepared a committee report for inclusion in applicable SEC filings;

•     approving any employment agreements, severance agreements or change of control agreements that are entered into with the CEO and certain executive officers; and

•     reviewing and recommending the level and form of non-employee director compensation and benefits.

The Compensation Committee may invite such members of management to its meetings as it deems appropriate. However, the Compensation Committee generally meets without members of management present, and in all cases the Company’s CEO and any other such officers are not present at meetings at which their compensation or performance is discussed or determined.

Neither the Compensation Committee nor the Company engaged a compensation consultant during the 2024 fiscal year to advise on executive officer or director compensation.

Meetings in 2024: 2

✔ All members of the Compensation Committee are independent

✔ All members of the Compensation Committee qualify as “nonemployee” directors within the meaning of Rule 16b-3 under the Exchange Act.

✔ Mr. Solgaard served on the Compensation Committee beginning in July 2024 when he was appointed to the Board.

✔ Mr. Kim served on the Compensation Committee until February 3, 2024, prior to his appointment as our CEO.

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Nominating and Governance Committee
Members: • Karin-Joyce Tjon (Chair) • Jonathan Foster • Adrian Solgaard

Key Oversight Responsibilities:

•      recommending persons for election as directors by the stockholders;

•     recommending persons for appointment as directors to the extent necessary to fill any vacancies or newly created directorships;

•     reviewing annually the skills and characteristics required of directors and each incumbent director’s continued service on the Board;

•     reviewing any stockholder proposals and nominations for directors;

•     advising the Board on the appropriate structure and operations of the Board and its committees;

•     reviewing and recommending standing Board committee assignments;

•    developing and recommending to the Board corporate governance guidelines, a Code of Ethics and other corporate governance policies and programs and reviewing such guidelines, code and any other policies and programs at least annually;

•     making recommendations to the Board regarding corporate governance based upon developments, trends, and best practices; and

•    reviewing and considering stockholder recommendations for candidates for the Board.

Meetings in 2024: 1 Took actions through written consent in 2024: 1

✔ All members of the Nominating and Governance Committee are independent

✔ Mr. Solgaard served on the Nominating Committee beginning in July 2024 when he was appointed to the Board.

✔ Mr. Kim served on the Nominating and Governance Committee until February 3, 2024, prior to his appointment as our CEO.

Selecting and Nominating Director Candidates

In carrying out its functions, the Nominating and Governance Committee develops qualification criteria for all potential nominees for election, including incumbent directors, board nominees and stockholder nominees to be included in the Company’s future proxy statements. These criteria may include the following attributes:

•	adherence to high ethical standards and high standards of integrity;
•	sufficient educational background, professional experience, business experience, service on other boards of directors and other experience, qualifications, diversity of viewpoints, attributes and skills that will allow the candidate to serve effectively on the Board and the specific committee for which he or she is being considered;
•	evidence of leadership, sound professional judgment and professional acumen;
•	evidence the nominee is well recognized in the community and has a demonstrated record of service to the community;
•	a willingness to abide by any published code of conduct or ethics for the Company and to objectively appraise management performance;
•	the ability and willingness to devote sufficient time to carrying out the duties and responsibilities required of a director;
•	any related party transaction in which the candidate has or may have a material direct or indirect interest and in which we participate; and
•	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board of Directors that is effective, collegial and responsive to the needs of the Company and the interests of our stockholders.

The Nominating and Governance Committee also evaluates potential nominees for the Company’s Board to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are “independent” in accordance with applicable SEC and Nasdaq rules (to ensure that, at all times, at least a majority of our directors are independent). Although we do not have a separate diversity policy, the Nominating and Governance Committee considers the diversity of the Company’s directors and nominees in terms of knowledge, experience, skills, expertise and other factors that may contribute to the effectiveness of the Company’s Board.

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Prior to nominating or, if applicable, recommending an existing director for re-election to the Company’s Board, the Nominating and Governance Committee considers and reviews the following attributes with respect to each sitting director:

•	attendance and performance at meetings of the Company’s Board and the committees on which such director serves;
•	length of service on the Company’s Board;
•	experience, skills and contributions that the sitting director brings to the Company’s Board;
•	independence and any conflicts of interest; and
•	any significant change in the director’s status, including with respect to the attributes considered for initial membership on the Company’s Board.

Board and Committee Meetings

Our Board held twenty-two (22) meetings and took actions through written consent twelve (12) times during fiscal year 2024.

In fiscal year 2024, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which that person served as a director) and (2) the total number of meetings held by all committees of the Board on which that person served (held during the period served).

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of April 21, 2025:

•	each person or group known by us to own beneficially more than five percent (5%) of the outstanding shares of common stock;
•	each of our directors;
•	each of our NEOs (defined below); and
•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities, or has the right to acquire such powers within 60 days through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Volcon, Inc., 3121 Eagles Nest St, Suite 120, Round Rock, Texas 78665.

Name	Number of Shares Beneficially Owned	Percent of Class Beneficially Owned
Directors, Director Nominees and NEOs
John Kim (1)	4	*
Jordan Davis (former CEO)(2)	1	*
Greg Endo(3)	6	*
Eduardo Salcedo-Lopez(4)	5	*
Jonathan P. Foster(5)	4	*
Karin-Joyce Tjon(6)	5	*
Adrian Solgaard(7)	1	*
Orn Olason	–
All Directors, Director Nominees and NEOs as a Group (8 Persons)(8)	26	*

_____________________

†	Percentages are based on 3,850,824 shares of our common stock outstanding on April 21, 2025.

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*	Denotes less than 1%.
(1)	Consists of 1 stock option with an exercise price of $180,000.00 per share that vested on July 19, 2022, (ii) 1 stock option with an exercise price of $279,000.00 per share that vested on July 26, 2023, and (iii) 2 stock options with an exercise price of $124,200.00 per share that vested on July 12, 2024.
(2)	Consists of 1 share of common stock.
(3)	Consists of (i) 1 shares of common stock received from the exercise of stock option on February 13, 2023, (ii) 3 stock options with an exercise price of $180,000.00 one which vested on June 7, 2022, one on June 7, 2023, and one on June 7, 2024 (iii) 2 stock options with an exercise price of $124,200.00 per share which vested on July 12, 2024.
(4)	Consists of 1 stock option with an exercise price of $540,000.00 per share that vested on August 2, 2024, (ii) 1 stock option with an exercise price of $450,000.00 per share that vested on September 14, 2023, (iii) 1 stock option with an exercise price of $124,200.00 per share that vested on July 12, 2024, and (iv) two shares of common stock.
(5)	Consists of (i) 1 stock option with an exercise price of $180,000.00 per share that vested on May 19, 2022, (ii) 1 stock option with an exercise price of $279,000.00 per share that vested on July 26, 2023, and (iii) 2 stock options with an exercise price of $124,200.00 per share that vested on July 12, 2024.
(6)	Consists of (i) 2 stock options with an exercise price of $540,000.00 per share that vested on August 24, 2022, (ii) 1 stock option with an exercise price of $279,000.00 per share that vested on July 26, 2023, and (iii) 2 stock options with an exercise price of $124,200.00 per share that vested on July 12, 2024.
(7)	Consists of 1 share of common stock purchased prior to becoming a director.

Compensation of Non-Employee Directors

Our non-employee directors received cash compensation beginning in the third quarter of 2022 and equity-based compensation equal to $100,000 in the form of stock options or restricted stock units in addition to reimbursement for travel costs to attend meetings. In order to preserve cash, in June 2023, the Company suspended payment of the quarterly compensation but had accrued for the amounts due. All 2023 deferred amounts were paid in 2024 (not included in the table below below). For 2024, each non-employee director receives $50,000 for being a member of the board which includes participation on any committee of the board, paid quarterly, and equity-based compensation equal to $100,000 in the form of stock options or restricted stock units, subject to stockholder approval of an increase in the shares available for the Company’s 2021 Stock Plan (see below for description of the 2021 Stock Plan). No equity-based compensation was granted in 2024 since the Company did not have sufficient shares available for grant under the Company’s 2021 Stock Plan.

The following table sets forth compensation paid or awarded to, or earned by, each of our directors (except for Mr. Kim, whose compensation is disclosed under “Executive Compensation—Summary Compensation Table” below) earned during 2024:

Name	Option Awards	Fees earned or paid in cash	Total
Jonathan Foster	$–	$50,000	$50,000
Karin-Joyce Tjon	$–	$50,000	$50,000
Adrian Solgaard	$–	$20,833	$20,833
Orn Olason	$–	$4,167	$4,167

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Executive Compensation

Our named executive officers named in the Summary Compensation Table (such executive officers are referred to herein as the “Named Executive Officers” or “NEOs”) for 2024 and 2023, which consist of (a) all individuals serving as our principal executive officer during the year, (b) the Company’s two other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year, and (c) two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year, are:

•	John Kim, CEO;
•	Jordan Davis, Former CEO;
•	Greg Endo, CFO;
•	Eduardo Salcedo-Lopez, CTO

Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by and paid to our NEOs for the years ended December 31, 2024 and 2023:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)(1)	Nonequity incentive plan compensation ($)	All other compensation ($)	Total ($)
John Kim,	2024	733,333	–	–	250,000	–	983,333
CEO (2)

Jordan Davis,	2024	30,201	–	–	–	15,168	45,369
Former CEO(3)	2023	291,250	–	166,643	–	–	457,893

Greg Endo,	2024	261,562	–	–	150,000	–	411,562
CFO(2)	2023	257,271	–	124,982	–	–	382,253

Eduardo Salcedo-Lopez, CTO(4)	2024	145,250	–	–	16,750	–	162,000

_____________________

(1)	Represents the full grant date fair value of the stock options calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the NEO. For a summary of the assumptions made in the valuation of the awards, please see Note 11 to our financial statements included in Annual Report on Form 10-K for the respective year the options were granted.
(2)	As part of his employment agreement, Mr. Kim was paid a bonus of $250,000 upon completion of the audit of the Company’s 2024 financial statements. As part of his employment agreement, Mr. Endo can be paid a bonus of up to $150,000 (50% of his annual salary), subject to approval by the compensation committee of the board of directors (which approval of $150,000 has been granted) and was paid upon completion of the audit of the Company’s 2024 financial statements. These amounts were accrued as December 31, 2024.
(3)	Jordan Davis resigned as the Company’s Chief Executive Officer effective February 2, 2024. John Kim was appointed the Company’s Chief Executive Officer and President effective February 3, 2024. Other compensation includes $12,500 paid to Mr. Davis for consulting services provided for the transition of his duties to Mr. Kim and $2,668 related to the Company gifting Mr. Davis two Volcon Brat eBikes.
(4)	Eduardo Salcedo-Lopez was appointed as the Chief Technology Officer effective March 1, 2024. Included in non-equity incentive compensation are quarterly bonus amounts of $4,188 under a bonus agreement entered into with the Company prior to Mr. Salcedo-Lopez’s appointment as CTO. The bonus agreement ended December 31, 2024.

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Narrative Disclosure to Summary Compensation Table

General

We have compensated our NEOs through a combination of base salary, cash bonuses, equity awards and other benefits, including certain perquisites. Each of our NEOs has substantial responsibilities relating to our day-to-day operations.

Base Salary

The Compensation Committee reviews and approves base salaries of our NEOs. In setting the base salary of each NEO for the periods presented above, the Compensation Committee relied on market data. The Compensation Committee also may retain independent consultants as it deems appropriate. Salary levels are typically considered annually as part of our regularly scheduled performance review process and otherwise upon a promotion or other change in job responsibility.

Bonus

Our CEO and CFO are also eligible to receive an annual bonus as a percentage of base salary based on our achievement of various metrics. Annual incentive awards are intended to recognize and reward the CEO and CFO who contribute meaningfully to our performance for the corresponding year. Our Board has discretion to determine whether and in what amounts or form (cash or stock) any such bonuses will be paid in a given year.

Equity Awards

The stock option awards reflected in the table above were issued pursuant to the 2021 Stock Plan, which, as described more fully below, allows the Compensation Committee to establish the terms and conditions of the awards, subject to the plan terms. In January 2021, we adopted the 2021 Stock Plan, which permits either the Compensation Committee or our entire Board, for the period prior to the establishment of the Compensation Committee, to grant stock options. We believe these awards to our executive officers help align the interests of management and our stockholders and reward our executive officers for improved Company performance.

401(k) Retirement Plan

The Company participates in a 401(k) plan that allows all employees, including NEOs, to contribute part of their compensation, up to specified IRS limitations. To date the Company has not provided any matching contributions to the 401(k) plan.

Health and Welfare Benefits

Our NEOs are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, and basic group life insurance coverage. The purpose of our employee benefit plans is to help us attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

Perquisites

We provide our NEOs with a limited number of perquisites that we believe are reasonable and consistent with our overall compensation program to enable us to attract and retain superior employees for key positions.

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Executive Agreements

We have entered into an employment agreement with our CEO, John Kim, former CEO, Jordan Davis, and CFO, Greg Endo.

Employment Agreement with John Kim, CEO

Effective January 30, 2024, we entered into an employment agreement with John Kim, pursuant to which Mr. Kim agreed to serve as our CEO commencing on February 3, 2024. The employment agreement provides for an initial annual salary of $800,000. Mr. Kim was entitled to receive an annual bonus of $250,000 upon completion of the audit of the Company’s annual financial statements for the year ended December 31, 2024 which was paid in April 2025. Mr. Kim will be entitled to a bonus of 5% of the gross proceeds from any merger, sale or change of control transaction entered into by the Company for a period of up to six months after termination of employment, provided termination is not for cause as defined in the employment agreement.

Mr. Kim will also receive an annual option grant for a ten-year option to purchase a number of shares equal to 10% of the fully diluted number of shares of the Company’s common stock outstanding at the date of grant, subject to approval of our stockholders at this meeting. Pursuant to the employment agreement, the options were eligible to vest on the earlier of one year after issuance or on the date at least 90% of the Company’s convertible promissory notes outstanding as of January 30, 2023 are no longer outstanding. The options will have an exercise price equal to Company’s common stock closing price on the date of grant, which will be the date of this meeting if the Option Grant Proposal is approved.

Employment Agreement with Jordan Davis, former CEO

On August 5, 2021, we entered into an employment agreement with Jordan Davis pursuant to which Mr. Davis agreed to serve as our CEO commencing August 23, 2021 on an at-will basis. Mr. Davis resigned his position effective February 2, 2024.

Mr. Davis' annual base salary was increased by the Compensation Committee in May 2022 to $300,000 effective June 1, 2022. Effective September 16, 2023 Mr. Davis voluntarily agreed to reduce his salary by 10%. Mr. Davis was eligible to receive an annual bonus of up to 75% of his annual base salary based on the achievement milestones approved by our Board provided he was still employed when the bonus was approved. Due to Mr. Davis resignation, he was not eligible for a bonus related to 2023 performance.

Employment Agreement with Greg Endo, CFO

Effective June 7, 2021, we entered into an employment agreement with Greg Endo pursuant to which Mr. Endo agreed to serve as our CFO commencing on such date. The employment agreement provided for an initial annual salary of $190,000. In May 2022. Mr. Endo’s annual base salary was increased by the Compensation Committee to $265,000 effective June 1, 2022. Effective September 16, 2023 Mr. Endo voluntarily agreed to reduce his salary by 10%. Mr. Endo may receive an annual bonus of up to 75% of his annual base salary. No bonus was approved by the Compensation Committee for 2023 performance.

On January 30, 2024, Mr. Endo entered into a new employment agreement. The new employment agreement provides for an annual salary of $300,000. Mr. Endo agreed to voluntarily reduce his salary to $238,500 for the remainder of 2024. In August 2024, The Compensation Committee approved Mr. Endo’s request to reinstate his salary to $300,000 effective August 15, 2024. Mr. Endo may receive an annual bonus of up to 50% of his annual base salary payable upon completion of the audit of the Company’s annual financial statements for the year ended December 31, 2024. The final determination of the amount of the annual bonus, if any, will be made by the Compensation Committee, based on criteria established by the Compensation Committee (which approved the full $150,000 bonus on February 14, 2025) and this was paid in April 2025. Mr. Endo will be entitled to a bonus of 5% of the gross proceeds from any merger, sale or change of control transaction entered into by the Company for a period of up to six months after termination of employment, provided termination is not for cause as defined in the employment agreement.

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Pursuant to the new agreement, Mr. Endo will also receive an annual option grant for a ten-year option to purchase a number of shares equal to 4% of the fully diluted number of shares of the Company’s common stock outstanding at the date of grant, subject to approval of our stockholders at this meeting. Pursuant to the employment agreement, the options were eligible to vest on the earlier of one year after issuance or on the date at least 90% of the Company’s convertible promissory notes outstanding as of January 30, 2023 are no longer outstanding. The options will have an exercise price equal to Company’s common stock closing price on the date of grant, which will be the date of this meeting if the Option Grant Proposal is approved.

If Mr. Endo’s employment is terminated at our election without “cause” (as defined in the employment agreement), Mr. Endo shall be entitled to receive severance payments equal to six months of Mr. Endo’s base salary and he shall also receive the prior year’s bonus, if not yet paid, payable at no less than the target. In addition, if Mr. Endo’s employment is terminated during a “covered period,” which is defined as the period commencing 30 days prior to a change in control and ending 12 months following a change in control, Mr. Endo shall be entitled to receive 12 months of severance, and an acceleration of the vesting of the option grant described in the prior paragraph.

2021 Stock Plan

The 2021 Stock Plan (the “Plan” or “2021 Plan”) was adopted by our Board in January 2021 and approved by our stockholders on March 24, 2021. The Compensation Committee, or our entire Board for the period prior to the establishment of our Compensation Committee, grants incentive awards to our eligible NEOs, directors, employees, and certain consultants under our 2021 Stock Plan in order to align the interests of our management team and employees with the interests of our stockholders and to create substantial incentives for the team to achieve our long-term goals. These awards enable us to provide competitive compensation to help in the recruitment of executives and employees and also, through vesting provisions, help to promote retention and long-term service of executives and key employees. During 2024, the Compensation Committee granted awards of stock options and common stock grants totaling 1 share under the 2021 Stock Plan. Under the terms of outstanding awards, all unvested shares will lapse and be forfeited upon the termination of the participant’s employment with the Company.

Securities Authorized for Issuance Under Equity Compensation Plans

The 2021 Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards, stock unit awards and stock appreciation rights to key employees, non-employee directors and consultants.

The maximum number of shares of common stock that may be issued under the 2021 Plan is 39.

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The following table summarizes information about the outstanding equity plan as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders (1)	34	$325,739.12	–
Equity Compensation Not Approved by Security Holders (2)(3)(4)(5)	6,303	$2,284.42	–
Total	6,337	$4,019.86	–

______________________

(1)	Due to grants made and the reverse stock splits completed by the Company in 2023 and 2024, there are no shares available for issuance under the 2021 Plan.
(2)	On August 28, 2020, we entered into a consulting agreement with Pink Possum, LLC (“Pink Possum”), an entity controlled by Mr. Okonsky, pursuant to which Mr. Okonsky provides us with services. In consideration for entering into the consulting agreements, we issued ten-year warrants to purchase our common stock. The number of shares of common stock issuable pursuant to the warrants was based on the number of shares of our common stock outstanding at the time of exercise and provided that Pink Possum would receive 18.75% of our shares of common stock outstanding at the time of exercise on a fully diluted basis. On March 26, 2021, Pink Possum entered into an amendment to the consulting agreement agreeing to exchange the original warrants for new ten-year warrants to purchase 27 shares of common stock at an exercise price of $177,120. In December 2022, the Company entered into an employment agreement with Mr. Okonsky and the consulting agreement with Pink Possum was canceled. However, the warrants remain in effect.
(3)	As additional compensation to Aegis, upon consummation of certain public offerings from October 2021 through September 2023, we issued to Aegis warrants to purchase a total of 11 shares of common stock, at exercise prices ranging from $112,500 to $1,238,400 per share. These warrants became exercisable on the date that is six months from the commencement of the sale of securities for the offerings to which the warrants relate and will expire four years and six months after such date of each filing in compliance with FINRA Rule 5110(g)(8)(A).
(4)	In connection with certain pre-IPO financings, we issued a foreign broker five-year warrants to purchase 8 shares of Series A preferred stock that expire on January 31, 2026 and 17 shares of Series B preferred stock that expire on February 28, 2026 or May 27, 2026. Upon completion of an initial public offering of the Company’s common stock, such warrants converted to purchase shares of the Company’s common stock. In October 2021, upon completion of the Company’s initial public offering, substantially all of the warrants were exercised on a cashless basis. There are 3 warrants outstanding with exercise prices ranging from $462,960 to $684,000.
(5)	As part of an amendment to the design, development and manufacturing agreements with GLV Ventures, we issued warrants to purchase 12 shares of common stock at an exercise price of $75,600 per share. Half of the warrants were exercisable upon issuance and the remaining half were exercisable 45 days from issuance.

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Recoupment Policy

We adopted the Volcon, Inc. Dodd-Frank Restatement Recoupment Policy effective as of October 2, 2023. In the event that we are required to prepare a financial restatement, the Committee will recoup all erroneously awarded incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation, and (iii) during the three completed fiscal years immediately preceding the date that the Company is required to prepare a Restatement, and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years. The “clawback” or recoupment policy in our executive compensation program contributes to creating and maintaining a culture that emphasizes integrity and accountability and reinforces the performance-based principles underlying our executive compensation program.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant stock options or option-like instruments (collectively, “Option-Like Awards”) in anticipation of the release of material nonpublic information and we do not time the public release of such information based on the grant dates of Option-Like Awards. During the last completed fiscal year, we have not awarded Option-Like Awards to any named executive officer during the period beginning four business days before and ending one business day after the filing of a period report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Outstanding Equity Awards

The following table sets forth certain information concerning our outstanding options for our NEOs on December 31, 2024:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
John Kim(1)	1	—	180,000	7/19/2031
	1	—	279,000	7/26/2032
	2	—	124,200	7/12/2033
Jordan Davis(2)	—	—	—	—
Greg Endo	3	—	180,000	6/7/2031
	2	—	124,200	7/12/2033
Eduardo Salcedo-Lopez	1	—	540,000	8/2/2031
	1	—	450,000	9/14/2032
	1	—	124,200	7/12/2033

_____________________

(1)	Mr. Kim’s stock options were granted to him as a board member and prior to him being appointed CEO on February 3, 2024.
(2)	Mr. Davis resigned effective February 3, 2024, and all unvested options were canceled on this date. Mr. Davis’ did not exercise any vested options and these expired on May 3, 2024.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described in the section titled “Executive Compensation” above, the following is a description of transactions since January 1, 2023 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors (including nominees for election as directors), executive officers or beneficial holders of five percent (5%) or more of our capital stock, or their respective immediate family members or entities affiliated with them, had or will have a direct or indirect material interest.

Policies and Procedures Regarding Related Party Transactions

Our Audit Committee charter requires that our Audit Committee review and approve in advance any related party transaction. This covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant (whether or not we are a direct party to the transaction), where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. All of the transactions described in this section occurred prior to the creation of our Audit Committee and the adoption of this policy, and, as such, they were not conducted on an arms’ length basis. Our related parties include our directors (including nominees for election as directors), executive officers, beneficial owners of five percent (5%) or more of our voting securities and immediate family members of any of the foregoing or any entity that any of them controls or in which any of them has a substantial beneficial ownership interest.

Pink Possum, LLC and Highbridge Consultants, LLC

On August 28, 2020, we entered into consulting agreements with Pink Possum, an entity controlled by Mr. Okonsky, pursuant to which Mr. Okonsky would provide us with services. In consideration for entering into the consulting agreement, we issued a ten-year warrant to purchase our common stock at an exercise price of $0.90 per share. The number of shares of common stock issuable pursuant to the warrant was based on the number of shares of our common stock outstanding at the time of exercise and provided that Pink Possum would receive 18.75% of our shares of common stock outstanding at the time of exercise on a fully diluted basis. On March 26, 2021, Pink Possum entered into an amendment to the consulting agreement agreeing to exchange the original warrant for a new ten-year warrant to purchase 27 shares of common stock at an exercise price of $177,120.

In addition, pursuant to the consulting agreements, upon the occurrence of a Fundamental Transaction (as defined below) for an aggregate gross sales price of $100.0 million or more, for Pink Possum and Highbridge Consulting LLC (the “Entities”) will receive a cash payment equal to 1% of such gross sales price. For the purposes of the consulting agreements, “Fundamental Transaction” means any of the following: (i) a consolidation or merger involving the Company if the holders of the voting securities of the Company that are outstanding immediately prior to the consummation of such consolidation or merger do not, immediately after the consummation of such consolidation or merger, hold voting securities that collectively possess at least a majority of the voting power of all the outstanding securities of the surviving entity of such consolidation or merger or such surviving entity’s parent entity; (ii) a transfer or issuance (in a single transaction or series of related transactions) by one or more of the Company and its stockholders to one person or to any group of persons acting in concert, of shares of the Company’s capital stock then collectively possessing 50% or more of the voting power of all then outstanding shares of the Company’s capital stock (computed on an as-converted to common stock basis); or (iii) any sale, license, lease, assignment or other disposition of all or substantially all of the assets of the Company. Furthermore, commencing upon the completion of our initial public offering of the shares of our common stock, if our market capitalization exceeds $300.0 million for a period of 21 consecutive trading days the Entities will receive an additional cash payment equal to $15.0 million; provided that we will have the right, in our sole discretion, to make the foregoing $15.0 million payment by the issuance of shares of our common stock. The foregoing amounts will be payable to the Entities if the above milestones occur any time prior to the ten-year anniversary of original consulting agreements, or August 28, 2030.

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In December 2022, the Company entered into an employment agreement with Mr. Okonsky and the consulting agreement with Pink Possum was terminated. However, the warrants to Pink Possum, and the provisions for a Fundamental Transaction and the market capitalization thresholds and related payments owed to Pink Possum if these were to occur remain in effect subsequent to the employment agreement.

On March 1, 2024, the Company entered into a consulting agreement with Mr. Okonsky and the remaining provisions of the Pink Possum consulting agreement were terminated; however, the warrants to Pink Possum remain in effect.

Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the outstanding shares of common stock to file reports with the SEC disclosing their ownership of common stock at the time they become subject to Section 16(a) and changes in such ownership that occur during the year. Based solely on a review of copies of such reports furnished to us, or on written representations that no reports were required, we believe that all directors, executive officers and holders of more than 10% of the common stock complied in a timely manner with the filing requirements applicable to them with respect to transactions during the year ended December 31, 2024.

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PROPOSAL 2: REVERSE SPLIT PROPOSAL

General

The Board has unanimously approved and stockholders are being asked to approve the reverse split amendment to the Company’s Second Amended and Restated Certificate of Incorporation in substantially the form attached hereto as Appendix A (the “Reverse Split Amendment”) to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-25 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting. If stockholders approve and adopt the proposed Reverse Split Amendment to effect the reverse stock split, the Board will have the authority, but not the obligation, in its sole discretion, and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split. The reverse stock split will become effective on the date of the filing of the proposed amendment with the Secretary of State of the State of Delaware (the “Effective Date”). Notwithstanding any approval of the proposed Reverse Split Amendment by our stockholders, the Board may, at its sole discretion, abandon the proposed Reverse Split Amendment and determine prior to the Effective Date not to effect any reverse stock split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware.

If implemented, the reverse stock split will be realized simultaneously for all outstanding common stock and the ratio determined by our Board will be the same for all outstanding shares of common stock. The reverse stock split will affect all holders of shares of our common stock uniformly and each stockholder will hold the same percentage of our common stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The proposed Reverse Split Amendment will not reduce the number of authorized shares of common stock (which will remain at 250,000,000) or preferred stock (which will remain at 5,000,000) or change the par values of our common stock (which will remain at $0.00001 per share) or preferred stock (which will remain at $0.00001 per share).

Background

The Board believes that by reducing the number of shares of common stock outstanding through the reverse stock split and thereby proportionately increasing the per share price of the Company’s common stock, the Company’s common stock may be more appealing to institutional investors and institutional funds. The Board also believes that the stockholders also may benefit from a higher priced stock because of improved liquidity as a result of an increased interest from institutional investors and investments funds and lower trading costs.

The Board believes that stockholder approval of multiple reverse stock split ratios (rather than a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve this Proposal 2, the reverse stock split will be effected, if at all, only upon determination by the Board that the reverse stock split is in the Company’s and its stockholders’ best interests at that time. In connection with any determination to effect the reverse stock split, the Board will set the time for such a split and select the specific ratio from the proposed reverse stock split ratios included in this Proposal 2. These determinations will be made by the Board with the intention to create the greatest marketability for the Company’s common stock based upon prevailing market conditions at that time.

The Board reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company’s stockholders.

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Purpose of the Reverse Stock Split

The Company’s common stock currently trades on the Nasdaq Capital Market under the symbol “VLCN”. The Nasdaq Capital Market has several continued listing criteria that companies must satisfy in order to remain listed on the exchange. One of these criteria is that the Company’s common stock has a trading price that is greater than or equal to $1.00 per share. The trading price of the Company’s common stock was $0.789 on April 24, 2025 which is below this minimum price. The Company believes that approval of this Proposal 2 would significantly reduce the Company’s risk of not meeting this continued listing standard in the future. The Board intends to effect the proposed reverse stock split only if it believes that such split is necessary to maintain its listing on the Nasdaq Capital Market.

In addition to maintaining its listing, a decrease in the number of shares outstanding is likely to improve the trading price for the Company’s common stock. The Company believes that a number of institutional investors and investment funds are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms are reluctant to recommend lower-priced stocks to their clients. By effecting a reverse stock split, the Company believes it may be able to raise its common stock price to a level where the Company’s common stock could be viewed more favorably by potential investors.

Other investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. A higher stock price after a reverse stock split could alleviate this concern.

The combination of lower transaction costs and increased interest from institutional investors and investment funds could have the effect of improving the trading liquidity of the Company’s common stock.

Certain Risk Associated with the Reverse Stock Split

Before voting on this Proposal 2, you should consider the following risks associated with the implementation of the reverse stock split.

•	While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in any particular price for the Company’s common stock or result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Company’s common stock may not necessarily improve.

•	There can be no assurance that the market price per new share of the Company’s common stock after a reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of the Company’s common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of the Company’s common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of the Company’s common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

•	Although we expect that the reverse stock split will result in an increase in the market price of our common stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. If the reverse stock split is effected and the market price of the Company’s common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the Company’s common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding. Furthermore, the liquidity of the Company’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

•	The reverse stock split may result in some stockholders owing “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

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Prior Reverse Stock Splits

The Company has completed previous reverse stock splits, which have temporarily increased the Company’s stock price, but which did not result in its stock price maintaining such increase in the long-term. On November 8, 2024, the Company completed a 1-for-8 reverse stock split, which initially increased its stock price to $7.05 per share. On October 13, 2023, the Company completed a 1-for-5 reverse stock split, which initially increased its stock price to $2.04 per share. On November 6, 2023, the Company’s stock price fell below $1.00 per share. On February 2, 2024, the Company completed a 1-for-45 reverse stock split, which initially increased its stock price to $3.22 per share. On February 23, 2024, the Company’s stock price fell below $1.00 per share. On June 6, 2024, the Company completed a 1-for-100 reverse stock split, which initially increased its stock price to $10.32 per share. On October 1, 2024, the Company’s stock price fell below $1.00 per share. As described in this paragraph, although the primary objective of the Company’s previous reverse stock splits has been to increase the stock price in order to comply with the $1.00 per share minimum price requirements of the Nasdaq Capital Market, the previous reverse stock splits have not resulted in the long-term achievement of such objectives. The Company can provide no assurance that if this Proposal 2 is approved, and if the Company completes another reverse stock split, that the primary objective of the stock split, which is to comply with the $1.00 per share minimum price requirements of the Nasdaq Capital Market, will be achieved for a longer period of time than has occurred historically.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of between 1-for-2 to 1-for-25 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting. Even if approved, the Board will have discretion to delay or not to implement the reverse stock split.

In determining the reverse stock split ratio, our Board will consider numerous factors, including:

•	the historical and projected performance of our common stock;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock;

•	our capitalization (including the number of shares of our common stock issued and outstanding);

•	the prevailing trading price for our common stock and the volume level thereof; and

•	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to amend the Second Amended and Restated Certificate of Incorporation to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give our Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Board Discretion to Implement the Reverse Stock Split

If the reverse stock split is approved by the Company’s stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split (at a ratio determined by the Board as described above) is in the best interests of the Company and the stockholders. The Board’s determination as to whether the reverse stock split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of the Company’s common stock, prevailing market conditions and the likely effect on the market price of the Company’s common stock. If the Board determines to effect the reverse stock split, the Board will consider various factors in selecting the ratio including the overall market conditions at the time and the recent trading history of the common stock.

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Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, if our Board decides to implement a 1-for-10 reverse stock split of our common stock, then a stockholder holding 10,000 shares of our common stock before the reverse stock split would instead hold 1,000 shares of our common stock immediately after the reverse stock split. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our Company or proportionate voting power, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split.

The principal effect of the reverse stock split will be that (i) the number of shares of common stock issued and outstanding will be reduced to a number of shares between and including one-half to one-twenty-fifth that amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and (ii) all outstanding options and warrants entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants, as applicable, between and including one-half to one-twenty-fifth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants, as applicable, immediately preceding the reverse stock split at an exercise price equal to between and including 2 to 25 times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our Board. Other awards under our 2021 Stock Plan would be subject to proportionate adjustments.

The following table, which is for illustrative purposes only, illustrates the effects of the reverse stock split at certain exchange ratios within the foregoing range, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock and authorized shares of capital stock as of April 21, 2024.

	Before Reverse Stock Split	After Reverse Stock Split
		1-for-2	1-for-10	1-for-20	1-for-25
Common Stock Authorized	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000
Preferred Stock Authorized	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000
Common Stock Issued and Outstanding	3,850,824	1,925,412	385,083	192,542	154,033
Common Stock Underlying Options and Warrants	10,390,264	5,195,159	1,039,083	519,871	415,668
Common Stock Available for Grant under equity incentive awards (assuming approval of Proposal 3 and 4)	4,120,200	2,060,100	412,020	206,010	164,808
Common Stock Authorized and Unreserved	231,638,712	240,819,329	248,163,814	249,081,877	249,265,491

The Reverse Split Amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

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Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-half to one-twenty-fifth of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our per share net loss will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

Effect on Authorized by Unissued Shares

The reverse stock split will have the effect of significantly increasing the number of authorized but unissued shares of common stock. The number of authorized shares of common stock will not be decreased and will remain at 250,000,000. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased. See the table above under the section titled “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of common stock that would be available for issuance at various reverse stock split ratios.

Potential Anti-Takeover and Dilutive Effects

The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of common stock will remain at 250,000,000, this Proposal 2, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock as compared to the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect. Shares of common stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed Reverse Split Amendment, our Board will continue to have authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the Nasdaq listing standards, assuming the Company remains listed on Nasdaq. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.

In addition, if we do issue additional shares of our common stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If this Proposal 2 is approved by our stockholders, the reverse stock split would become effective at such time prior to the one-year anniversary of this Annual Meeting as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the Reverse Split Amendment to our Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Even if this Proposal 2 is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the Reverse Split Amendment, all the old common stock will be converted into new common stock as set forth in the Reverse Split Amendment.

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As soon as practicable after the Effective Date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Date of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the Effective Date of the reverse stock split indicating the number of post-reverse stock split shares of common stock you hold.

After the Effective Date, the Company’s common stock will each have new committee on uniform securities identification procedures (“CUSIP”) numbers, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described above.

After the Effective Date, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act. We anticipate that the Company’s Common Stock will continue to be reported on the Nasdaq Capital Market under the symbol “VLCN.”

Beginning on the Effective Date of the reverse stock split, each book-entry notation evidencing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares of common stock will be issued as a result of any reverse stock split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the reverse stock split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the common stock on the Nasdaq Capital Market during regular trading hours for the five consecutive trading days immediately preceding the date of the reverse stock split (with such average closing sales prices being adjusted to give effect to the reverse stock split). After the reverse stock split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder approval of this Proposal 2, if our Board of Directors elects to implement the proposed reverse stock split, stockholders owning, prior to the reverse stock split, less than the number of whole shares of common stock that will be combined into one share of common stock in the reverse stock split would no longer be stockholders. For example, if a stockholder held 14 shares of common stock immediately prior to the reverse stock split and the reverse stock split ratio selected by the Board was 1-for-15, then such stockholder would cease to be a stockholder of the Company following the reverse stock split and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split or the corresponding Reverse Split Amendment to our Second Amended and Restated Certificate of Incorporation to effect the reverse stock split and we will not independently provide our stockholders with any such right.

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U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a general summary of certain important U.S. federal income tax considerations of the proposed reverse stock split. It addresses only stockholders who hold our common stock as capital assets (generally, property held for investment). It does not purport to be complete, does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, such as the Medicare contribution tax on net investment income or the alternative minimum tax, and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, U.S. expatriates and former citizens or long-term residents of the United States, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, S corporations, partnerships or other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (and investors therein), and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation, among others. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws, nor does it address the effects of other U.S. federal tax laws, such as gift and estate tax laws. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

This discussion is limited to holders of our common stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as: an individual who is a citizen or resident of the United States; a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; an estate, the income of which is subject to U.S. federal income tax regardless of its source; or a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

Generally, the reverse stock split is expected to be treated as a “recapitalization” for U.S. federal income tax purposes and therefore is not expected to result in the recognition of gain or loss for federal income tax purposes, except as described below with respect to cash received in lieu of fractional shares (which fractional share generally is treated as received and then exchanged for cash). The adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse stock split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse stock split shares. Stockholders who acquired their shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares.

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A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the U.S. Holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by holders is subject to limitations. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as a distribution under Section 301 of the Internal Revenue Code of 1986, as amended (rather than as a sale or exchange), with respect to certain U.S. Holders who own more than a minimal amount of our common stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercise more than a minimal degree of voting or other type of control over the affairs of the Company. Stockholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

A U.S. Holder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the reverse stock split. A U.S. Holder of our common stock will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The foregoing views are not binding on the Internal Revenue Service or the courts. We have not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service regarding the matters discussed above. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Vote Required and Recommendation of the Board of Directors

The approval of the Reverse Split Proposal requires that the votes cast for the proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of this Reverse Split Proposal. The Board recommends that stockholders vote FOR the approval of the Reverse Split Proposal, which contemplates the amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock at a reverse stock split ratio of between 1-for-2 to 1-for-25 (or any whole number in between), as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

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PROPOSAL 3: 2021 Stock Plan Proposal

Purpose of Amendment to 2021 Stock Plan

Stockholders are being asked to approve an amendment to the Company’s 2021 Stock Plan. On April [ ], 2025, the Board unanimously approved an amendment to increase the aggregate number of shares available for issuance under the 2021 Stock Plan by 2,100,000 shares (from 39 shares to 2,100,039 shares), subject to stockholder approval. The text of the amendment to the Company’s 2021 Stock Plan is set forth in Appendix A. The following discussion regarding this proposal is qualified in its entirety by reference to the complete text of the 2021 Stock Plan, which is attached to this Proxy Statement as Appendix B and incorporated into this Proxy Statement by reference. We urge you to carefully read the 2021 Stock Plan in its entirety because this summary may not contain all of the information about the 2021 Stock Plan that may be important to you.

Our Board believes the proposed amendment to the 2021 Stock Plan is in the best interests of, and will provide, long-term advantages to us and our stockholders and recommends its approval by our stockholders. The 2021 Stock Plan is intended to attract and retain outstanding individuals as key employees, directors and consultants of the Company, to recognize the contributions made to the Company by key employees, directors and consultants, and to provide such key employees, directors and consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company by providing such key employees, directors and consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of equity-based awards. Because the equity-based incentives and rewards provided under the 2021 Stock Plan give recipients a proprietary interest in the long-term success of the Company, their interests are aligned with those of our stockholders. Our Board believes that increasing the number of shares of common stock currently available for issuance under the 2021 Stock Plan will enable us to remain competitive in attracting and retaining talented employees, officers, directors and consultants through equity-based incentives and rewards under the 2021 Stock Plan.

The 2021 Plan as currently in effect limits the maximum number of shares of common stock as to which any one recipient may receive stock options or stock appreciation rights in any calendar year to 500,00 shares; and limits the maximum number of shares of common stock that may be used for stock awards and/or stock unit awards that may be granted to any one recipient in any calendar year to 500,000 shares, or, in the event the award is settled in cash, an amount equal to the fair market value of such number of shares on the date on which the award is settled. The amended 2021 Plan contains a limit on the number of shares of common stock as to which any one recipient may receive stock options or stock appreciation rights in any calendar year to $1.0 million in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). In addition, the amended 2021 Plan contains a limit on the number of shares of common stock that may be used for stock awards and/or stock unit awards to any one recipient in any calendar year to $1.0 million in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). We believe this modification will prevent the volatility of our stock price from effecting our ability to plan future awards.

As of the Record Date, no shares of our common stock remain available for future grants under the 2021 Stock Plan. As a result, if this proposal is approved, a total of 2,100,039 shares would have been available for issuance under the 2021 Stock Plan as of that date. See “Outstanding Equity Awards at December 31, 2024” below for information as of December 31, 2024 concerning shares of common stock that may be issued upon the exercise of options and other rights under existing equity compensation plans and arrangements, including the 2021 Stock Plan.

Our Board is recommending the increase in authorized shares described above so that the Company will have the ability to grant equity awards in order to attract and retain talented and motivated executive officers, other employees, consultants and non-employee directors, among other eligible participants in the 2021 Stock Plan.

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Our Board determined that 2,100,000 additional shares would provide us the ability to continue compensating our executive officers and other key employees. In determining the number of shares to be authorized under the 2021 Stock Plan, the Board considered the following principal factors:

•	Number of Shares Available for Grant under 2021 Stock Plan: As of December 31, 2024, 34 shares remained reserved and none are available for issuance under the 2021 Stock Plan, and as of April [ ], 2025, the date the Board approved the amendment to the 2021 Stock Plan, 34 shares remained reserved and none are available for issuance.

•	Number of Awards Outstanding: As of December 31, 2024, options to purchase 34 shares remained outstanding under the 2021 Stock Plan.

•	Burn Rate: Burn rate measures the usage of shares for our stock plans as a percentage of our outstanding shares. For 2024, we granted one option from the 2021 Stock Plan. The Board believes that 2,100,000 additional shares are appropriate at this time to allow us to grant awards for the next 2 years.

•	Overhang: As of December 31, 2024, 34 shares were subject to issuance under the 2021 Stock Plan, resulting in an overhang of less than 1%. If an additional 2,100,000 shares are reserved for issuance under the 2021 Stock Plan, the overhang would be approximately 15% based on 14.2 million shares outstanding on a fully diluted basis.

Description of the Principal Features of the 2021 Stock Plan

General. In January 2021, we adopted the 2021 Stock Plan. The purpose of the 2021 Stock Plan is to attract and retain outstanding individuals as key employees, directors and consultants of the Company, to recognize the contributions made to the Company by key employees, directors and consultants, and to provide such key employees, directors and consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company by providing such key employees, directors and consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of equity-based awards.

Number of Shares of Common Stock. The number of shares of common stock that may be currently issued under the 2021 Stock Plan is 34, which equals the number of outstanding and exercisable options granted under the 2021 Stock Plan. If the proposed amendment is approved by stockholders, the number of shares of common stock that would be authorized for issuance under the 2021 Stock Plan would be 2,100,034.

Shares issuable under the 2021 Stock Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the 2021 Stock Plan for any reason, or if shares of common stock are issued under such award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares subject to the award or reacquired by us, will again be available for issuance. Any shares subject to an award that are delivered to us by a participant, or withheld by us on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the 2021 Stock Plan. Shares purchased by us with the proceeds received from a stock option exercise will not be available again for issuance and will count toward the number of shares issued under the 2021 Stock Plan. The number of shares of common stock issuable under the 2021 Stock Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the 2021 Stock Plan. No award granted under the 2021 Stock Plan may be transferred, except by will, the laws of descent and distribution.

Administration. The 2021 Stock Plan is administered by the Compensation Committee of our Board (or for the period prior to the establishment of our Compensation Committee, it was administered by the entire Board) (we refer to the body administering the 2021 Stock Plan as the “Committee”). The Committee has full authority to select the individuals who will receive awards under the 2021 Stock Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards.

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Limit on Non-Employee Director Compensation. Under the 2021 Stock Plan, the aggregate value of all compensation granted or paid to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the 2021 Stock Plan and cash fees paid to such non-employee director, will not exceed $300,000 in total value. For purposes of this limitation, the value of awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Eligibility for Participation. All employees designated as key employees for purposes of the 2021 Stock Plan, all non-employee directors and consultants are eligible to receive awards under the 2021 Stock Plan.

Awards to Participants. The 2021 Stock Plan provides for discretionary awards of stock options, stock awards, stock unit awards and stock appreciation rights to participants. Each award made under the 2021 Stock Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the 2021 Stock Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that, commencing as of our initial public offering of our common stock, the exercise price of each stock option will be the closing price of the common stock on the date on which the option is granted (“fair market value”), each option will expire ten (10) years from the date of grant and no dividends or dividend equivalents may be paid with respect to stock options.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five (5) years from the date of grant; and (iii) no incentive stock option can be granted after ten (10) years from the earlier of the date the 2021 Stock Plan was adopted or approved by stockholders.

Stock Appreciation Rights. The Committee has the discretion to grant stock appreciation rights to participants. The Committee determines the exercise price for a stock appreciation right, which cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant in common stock or in cash, at our discretion, an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. The Committee has the discretion to set the terms and conditions applicable to the award, including the number of shares subject to the stock appreciation right and the vesting schedule, provided that each stock appreciation right will expire not more than ten (10) years from the date of grant and no dividends or dividend equivalents shall be paid with respect to any stock appreciation right prior to the exercise of the stock appreciation right.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a stockholder with respect to the shares awarded to him or her and will have the rights of a stockholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any stock award subject to restrictions will be held by us and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse.

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Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a stockholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that such dividend equivalents will be held by us and paid only to the extent the restrictions lapse.

Award Limits. The 2021 Plan as currently in effect limits the maximum number of shares of common stock as to which any one recipient may receive stock options or stock appreciation rights in any calendar year to 500,000 shares; and limits the maximum number of shares of common stock that may be used for stock awards and/or stock unit awards that may be granted to any one recipient in any calendar year to 500,000 shares, or, in the event the award is settled in cash, an amount equal to the fair market value of such number of shares on the date on which the award is settled. The amended 2021 Plan contains a limit on the number of shares of common stock as to which any one recipient may receive stock options or stock appreciation rights in any calendar year to $1.0 million in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). In addition, the amended 2021 Plan contains a limit on the number of shares of common stock that may be used for stock awards and/or stock unit awards to any one recipient in any calendar year to $1.0 million in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). We believe this modification will prevent the volatility of our stock price from effecting our ability to plan future awards.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the tax obligation associated with an award: (i) cash; (ii) cash received from a broker dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to us the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing us to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the minimum amount required to be withheld; (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or (v) certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the 2021 Stock Plan or any award agreement, in the event of a “Change in Control” of the Company, the Board has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the highest level. In addition, upon such Change in Control, the Board has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Board deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

Amendment of Award Agreements; Amendment and Termination of the 2021 Stock Plan; Term of the 2021 Stock Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the 2021 Stock Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares are listed.

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Notwithstanding the foregoing, neither the 2021 Stock Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation right or cancelling a stock option or stock appreciation right in exchange for cash, other stock options or stock appreciation rights with a lower exercise price or other stock awards. This prohibition on repricing without stockholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the company or similar events.

No awards may be granted under the 2021 Stock Plan on or after March 24, 2031.

New Plan Benefits

Because the grant of awards under the 2021 Stock Plan, as proposed to be amended, is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant of the 2021 Stock Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2021 Stock Plan, as proposed to be amended, the following table provides information concerning the benefits that were received by the following persons and groups under the 2021 Stock Plan since its inception through December 31, 2024: each NEO; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group:

Name	Number of stock options awarded under 2021 Stock Plan (#)	Number of restricted stock units awarded under 2021 Stock Plan (#)	Number of stock awards awarded under 2021 Stock Plan (#)

John Kim, Chief Executive Officer(1)	4	—	—

Greg Endo, Chief Financial Officer	4	—	1

Eduardo Salcedo-Lopez, Chief Technology Officer	3	—	2

Executive Officers as a Group (includes NEOs)(1)	11	—	3

Non-Employee Directors as a Group	9	—	—

Employees Other than Executive Officers as a Group	14	—	20

(1) Mr. Kim received stock options while he was an independent director until he was appointed CEO on February 3, 2024.

Certain U.S. Federal Tax Implications

Set forth below is a summary discussion of the United States federal income tax consequences associated with the grant of awards pursuant to the 2021 Stock Plan. The following discussion is not intended to be exhaustive and reference is made to the Code, and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary does not describe the state, local or foreign tax consequences that may be associated with the grant of awards under the 2021 Stock Plan.

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Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an incentive stock option (“ISO”). If shares of common stock are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) the Company will not be entitled to a compensation deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant's income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise of ISO before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a "Disqualifying Disposition"), the participant generally would include in ordinary income in the year of the Disqualifying Disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a Disqualifying Disposition, the Company would generally be entitled to a compensation deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three (3) months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an NSO, as discussed below.

Non-Qualified Stock Options. In general, no taxable income is realized by a participant upon the grant of a non-qualified stock option (“NSO”). Upon exercise of an NSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a compensation deduction in the same amount. In the event of a subsequent sale of shares received upon the exercise of an NSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant's basis in such shares. The participant's basis in the shares will generally equal the amount paid for the shares plus the amount included in ordinary income by the participant upon exercise of the NSO.

Stock Award. In general, a participant will not recognize any income upon the grant of an unvested stock award, unless the participant elects under Section 83(b) of the Code, within thirty (30) days of such grant, to recognize ordinary income in an amount equal to the fair market value of the stock award at the time of grant, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the participant will generally recognize ordinary income on the date that the stock award vests, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of a stock award with respect to which the participant has recognized ordinary income (i.e., where a Section 83(b) election was previously made or the restrictions were previously removed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant's basis in such shares.

Stock Units. In general, a recipient who is awarded stock units will not recognize taxable income upon receipt. When a recipient receives payment for an award of stock units in shares or cash, the fair market value of the shares or the amount of cash received will be taxed to the participant at ordinary income rates. However, if any shares used to pay out stock units are nontransferable and subject to a substantial risk of forfeiture, the taxable event is deferred until either the restriction on transferability or the risk of forfeiture lapses.

Stock Appreciation Rights. In general, the grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of a stock appreciation right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at such time in the same amount.

Vote Required and Recommendation of the Board of Directors

The approval of the 2021 Stock Plan Proposal requires the affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board recommends that stockholders vote “FOR” the approval of the 2021 Stock Plan Proposal.

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PROPOSAL 4: OPTION GRANT PROPOSAL

Background

Effective January 30, 2024, we entered into an employment agreement with John Kim, pursuant to which Mr. Kim agreed to serve as our CEO commencing on February 3, 2024. Pursuant to the employment agreement, we agreed to issue Mr. Kim an option grant for a ten-year option to purchase a number of shares equal to 10% of the fully diluted number of shares of the Company’s common stock outstanding at the date of grant, which will result in an option to purchase 1,443,000 shares of common stock, subject to approval of our stockholders at this meeting. Pursuant to the employment agreement, the options were eligible to vest on the earlier of one year after issuance or on the date at least 90% of the Company’s convertible promissory notes outstanding as of January 30, 2023 are no longer outstanding. As the convertible promissory notes are no longer outstanding, the proposed option grant would be fully vested upon issuance. The options will have an exercise price equal to the Company’s common stock closing price on the date of grant, which will be the date of this meeting if the Option Grant Proposal is approved. For more details on the terms of Mr. Kim’s employment agreement, please see “Executive Compensation – Executive Agreements” above.

On January 30, 2024, we entered into a new employment agreement with Greg Endo, pursuant to which Mr. Endo agreed to continue to serve as our CFO. Pursuant to the new agreement, we agreed to issue Mr. Endo an option grant for a ten-year option to purchase a number of shares equal to 4% of the fully diluted number of shares of the Company’s common stock outstanding at the date of grant, which will result in an option to purchase 577,200 shares of common stock, subject to approval of our stockholders at this meeting. Pursuant to the employment agreement, the options were eligible to vest on the earlier of one year after issuance or on the date at least 90% of the Company’s convertible promissory notes outstanding as of January 30, 2023 are no longer outstanding. As the convertible promissory notes are no longer outstanding, the proposed option grant would be fully vested upon issuance. The options will have an exercise price equal to the Company’s common stock closing price on the date of grant, which will be the date of this meeting if the Option Grant Proposal is approved. For more details on the terms of Mr. Endo’s employment agreement, please see “Executive Compensation – Executive Agreements” above.

Nasdaq Approval Requirements

Nasdaq Listing Rule 5635(c) requires, with limited exceptions, the Company obtain stockholder approval prior to the issuance of securities when any equity compensation arrangement is made pursuant to which common stock may be acquired by officers, directors, employees, or consultants.

If this Proposal 4 is approved, we intend to issue the options to Messrs. Kim and Endo as stand-alone grants outside of the Company’s 2021 Stock Plan. If this Proposal 4 is not approved, the Company’s Board of Directors and Compensation Committee will determine whether to resubmit this Proposal 4 at a future meeting of stockholders or take other compensatory actions to retain the services of Messrs. Kim and Endo, which the Board of Directors believes is critical to the Company.

Vote Required and Recommendation of the Board of Directors

The approval of the Option Grant Proposal requires the affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board recommends that stockholders vote “FOR” the approval of the Option Grant Proposal.

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PROPOSAL 5: SUPER SONIC PROPOSAL

Background of Super Sonic Agreement

On January 31, 2025, the Company entered into a Distribution Agreement (the “Super Sonic Agreement”) with Super Sonic Company Limited (“Super Sonic”). Pursuant to the terms of the Super Sonic Agreement, Super Sonic appointed the Company to act as its exclusive distributor of certain of its golf cart products (the “Super Sonic Products”), in the United States. Pursuant to the Super Sonic Agreement, Super Sonic agreed to recommend to all customers the sole use of the Company for all Super Sonic Products. Notwithstanding the foregoing, Super Sonic has the right to sell non-Volcon branded products to other customers, provided that Super Sonic shall pay 5% of the order price to the Company. Before the end of June 2025, Super Sonic and the Company will agree to a procurement plan, and if the Company fails to meet the minimum purchase requirement described in the procurement plan for two consecutive months, Super Sonic shall have the right to immediately terminate the Super Sonic Agreement. During the term of the Super Sonic Agreement, to the extent the Company sells any Volcon-branded products (the “Volcon Products”) that are similar to the Super Sonic Products, the Company agrees to provide Super Sonic with a right of first refusal to manufacture the Volcon Products.

Pursuant to the Super Sonic Agreement, if the Company orders over 10,000 Units in 2025 (including any products referred to the Company by Super Sonic), on or before February 1, 2026, the Company will provide a board seat to Super Sonic, subject to Board and stockholder approvals of the director.

The term of the Super Sonic Agreement is for one year, which can be extended for additional one-year periods by the parties. The Super Sonic Agreement may be terminated immediately by either party in the event of a breach of the Super Sonic Agreement by the other party, or by either party if the other party: (i) becomes insolvent or bankrupt, becomes unable to pay its debts as they fall due, or files a petition for voluntary or involuntary bankruptcy or under any other insolvency law; (ii) makes or seeks to make a general assignment for the benefit of its creditors, seeks reorganization, winding-up, liquidation, dissolution, or other similar relief with respect to it or its debts; or (iii) applies for, or consents to, the appointment of a trustee, receiver, or custodian for a substantial part of its property.

Potential Issuances of Volcon Common Stock

Pursuant to the Super Sonic Agreement, at the end of each calendar quarter, the Company agreed to issue Super Sonic shares of Company common stock based on the number of Super Sonic Product units (the “Units”) ordered by the Company during the quarter as follows: for each 1,000 Units Ordered in 2025 by the Company and produced by Super Sonic (including any products referred to the Company by Super Sonic), the Company shall issue Super Sonic a number of shares equal to 1% of the Company’s outstanding shares of common stock (the “Shares”) as of the last day of such quarter that the 1,000 Units were ordered for no additional consideration, in addition to making full payment for all Units ordered. The requirement to issue the Shares shall cease on the anniversary of the parties’ confirmation of the procurement plan or upon the sale of 7,000 Units, whichever comes first.

Pursuant to the Super Sonic Agreement, on or before February 1, 2026, Super Sonic will also be provided a two-year warrant (the “Warrant”) to purchase up to 10% of the Company’s outstanding shares of common stock exercisable if, as of February 1, 2026, 10,000 Units are ordered (the “Order Date”). The exercise price of the warrant will be equal to 90% of the Company’s closing stock price on such date.

Nasdaq Approval Requirements

Nasdaq Listing Rule 5635(d) requires the Company obtain stockholder approval in connection with a transaction involving the sale or issuance by the Company of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

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Pursuant to the Super Sonic Agreement, the Company agreed that to the extent the issuance of the Shares or Warrants shall require stockholder approval pursuant to Nasdaq Listing Rule 5635(d), such issuances shall be subject to the receipt of such stockholder approval. Since the total number of Shares issuable to Super Sonic and the shares of common stock underlying the Warrant issuable to Super Sonic may exceed the limitations set forth in Nasdaq Listing Rule 5635(d), the Company is submitting this proposal for the approval of its stockholders at the Annual Meeting.

If, for any reason, the Company fails to issue the Shares to Super Sonic, Super Sonic is entitled to compensatory damages in the amount equal to the value of the Shares that should have been issued to Super Sonic in that quarter (determined by the closing stock price on the last of that quarter), and to immediately terminate the Super Sonic Agreement. If, for any reason, the Company fails to issue the Warrant, Super Sonic is entitled to compensatory damages in the amount equal to 10% of the value of the shares that would have been purchased by Super Sonic under the Warrant, and to immediately terminate the Super Sonic Agreement.

Vote Required and Recommendation of the Board of Directors

The approval of the Super Sonic Proposal requires the affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board recommends that stockholders vote “FOR” the approval of the Super Sonic Proposal.

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PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF Malone Bailey, LLP

as the company’s Independent registered public accounting firm for the fiscal year ending December 31, 2025

Stockholders will also be asked to ratify the Audit Committee’s appointment of MaloneBailey, LLP to audit the books and accounts of the Company for the fiscal year ended December 31, 2025. MaloneBailey, LLP has served as the Company’s independent registered public accounting firm since 2021.

A representative of MaloneBailey, LLP is expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Because your vote is advisory, it will not be binding upon the Audit Committee, and will not overrule any decision made by the Audit Committee, or create or imply any additional fiduciary duty by the Audit Committee. The Audit Committee may, however, take into account the outcome of the vote when considering future auditor appointments.

Audit Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by MaloneBailey, LLP during fiscal years 2024 and 2023:

MaloneBailey, LLP	2024	2023
Audit Fees	$172,525	$233,625
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	41,200	123,600
Total	$213,725	$357,225

Audit Fees incurred in fiscal years 2024 and 2023 include fees related to professional services for the audit of the Company’s annual consolidated financial statements, quarterly review of financial statements, and audit services provided in connection with other statutory and regulatory filings. Audit-Related Fees incurred in fiscal year 2024 and 2023 include agreed upon procedures for attestation services. All Other Fees are fees billed in conjunction with our public offerings of common stock and our convertible notes offering. The Audit Committee has reviewed summaries of the services provided and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of MaloneBailey, LLP.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permitted non-audit services, except that de minimis non-audit services, as defined in Section 10A(i)(1) of the Exchange Act, may be approved prior to the completion of the independent auditor’s audit. All of the services described above since our initial public offering in October 2021 were pre-approved by the Audit Committee.

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Report of the Audit Committee

The Audit Committee has (i) reviewed and discussed our consolidated audited financial statements for fiscal year ended December 31, 2024 with our management; (ii) discussed with MaloneBailey, LLP, our independent registered public accounting firm, all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (iii) received the written disclosures and the letter from MaloneBailey, LLP required by applicable requirements of the PCAOB regarding MaloneBailey, LLP’s communications with the Audit Committee concerning independence, and discussed with MaloneBailey, LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board that our consolidated audited financial statements for the year ended December 31, 2024 be included in our Annual Report on Form 10-K for the year ended December 31, 2024.

Audit Committee

By:	Karin-Joyce Tjon, Chair
Jonathan Foster Orn Olason

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 6 requires the affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board recommends that stockholders vote “FOR” the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

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PROPOSAL 7: APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ANY OF PROPOSALS 2, 3, 4, or 5.

Overview

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve any of the foregoing proposals 2, 3, 4, or 5, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve any of the above proposals. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat any of the above proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

Annual Report to Stockholders

Our 2024 Annual Report has been made available to stockholders and is posted on our website www.volcon.com under “Investors—SEC Filings.”

Additional copies of the 2024 Annual Report may be obtained without charge upon written request to Investor Relations, Volcon, Inc., 3121 Eagles Nest St. Suite 120, Round Rock, Texas 78665.

The 2024 Annual Report shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

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Stockholder Proposals and Director nominations for the 2026 Annual Meeting

Stockholder Proposals

Business must be properly brought before an Annual Meeting in order to be considered by stockholders. Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the definitive proxy statement and voted on by the stockholders at the 2026 Annual Meeting of Stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than January [__], 2026, which is 120 days prior to the anniversary date that we released this Proxy Statement to our stockholders for the Annual Meeting, and must meet all other requirements for inclusion in the proxy statement.

As provided in our Bylaws, if a stockholder intends to present a proposal for new business to be considered at the 2026 Annual Meeting of stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company at our principal executive offices no earlier than January 30, 2026, which is 120 days prior to the one-year (1) anniversary of this year’s Annual Meeting, and no later than March 1, 2026, which is 90 days prior to the one-year (1) anniversary of this year’s Annual Meeting.

Director Nominations

The Company’s Bylaws govern the submission of nominations for directors that a stockholder wishes to have considered at a meeting of stockholders, but that are not included in the Company’s proxy materials. To nominate a director under our Bylaws, stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices not less than 90 nor more than 120 days prior to the one-year anniversary date of the Company’s Annual Meeting of Stockholders for the preceding year, the notice must contain the information required by our Bylaws, and the stockholder must be entitled to vote and comply with other applicable requirements set forth in our Bylaws. Accordingly, we must receive notice of director nominations proposed by stockholders pursuant to our Bylaws for the 2026 Annual Meeting of Stockholders no earlier than January 30, 2026, and no later than March 1, 2026.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 1, 2026, which is the date that is 60 days prior to the anniversary date of this Annual Meeting. The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

Other Business

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the Annual Meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the Annual Meeting for any reason.

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Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Proxy Statement, the 2024 Annual Report and other proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

Under applicable law, if you consented or were deemed to have consented, your broker, bank or other intermediary may send only one copy of the Proxy Statement, the 2024 Annual Report, and other proxy materials to your address for all residents that own shares of the Company’s common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other intermediary. If you are receiving multiple copies of the Proxy Statement, the 2024 Annual Report, and other proxy materials, you may be able to request householding by contacting your broker, bank or other intermediary. Upon written or oral request, we will promptly deliver a separate set of the Proxy Statement, the 2024 Annual Report or other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. If you wish to request copies free of charge of the Proxy Statement, the 2024 Annual Report or other proxy materials, please send your request to Investor Relations, Volcon, Inc., 3121 Eagles Nest St., Suite 120, Round Rock, Texas 78665 or call the Company with your request at (512) 400-4271.

By Order of the Board of Directors,

/s/ Karin-Joyce Tjon

Chairman of the Board

April [ ], 2025

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Appendix A

FORM OF CERTIFICATE OF AMENDMENT

TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VOLCON, INC.

Volcon, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) for the purpose of amending its Amended and Restated Certificate of Incorporation in accordance with the General Corporation Law of the State of Delaware, does hereby make and execute this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, as amended, and does hereby certify that:

1. The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending Article IV, subsection 4.1 of its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), so that effective upon the effective time of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, every [●](1) shares of the Corporation’s common stock, par value $0.00001 per share (hereinafter the “Common Stock”), issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”) and without increasing or decreasing the authorized number of shares of Common Stock (which shall be Two Hundred Fifty Million (250,000,000) shares of Common Stock, par value $0.00001 per share, authorized) or the Corporation’s preferred stock (which shall be Five Million (5,000,000) shares of preferred stock, par value $0.00001 per share, authorized (hereinafter the “Preferred Stock”)); provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, and instead, the Corporation shall issue one full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split. The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.

2. Thereafter, pursuant to a resolution of the Board, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

3. The foregoing amendment has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware.

4. This amendment shall be effective as of 4:01 p.m., Eastern Time, on [●].

IN WITNESS WHEREOF, I have signed this Certificate this [●] day of [●].

VOLCON, INC.

By:
Name: John Kim
Title: Chief Executive Officer

(1) The Board of Directors will determine the reverse split ratio in its sole discretion. The ratio will be one of the following: between 1-for-2 to 1-for-25 (or any whole number in between), as determined by the Board.

A-1

Appendix B

VOLCON, INC.

2021 STOCK PLAN

(AS AMENDED AND RESTATED)

Section 1. Establishment and Purpose.

1.1 The Board of Directors of Volcon, Inc. (the “Company”) hereby established the Volcon, Inc. 2021 Stock Plan (the “Plan”) effective as of March 24, 2021. The Plan has been amended and restated as of April 26, 2025, subject to approval by the Company’s stockholders at the Company’s annual meeting on May 30, 2025. Awards granted prior to the effective date of the Plan’s amendment and restatement shall be governed by the terms of the Plan as in effect on the grant date of the Award.

1.2 The purpose of the Plan is to attract and retain outstanding individuals as Key Employees, Directors and Consultants of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Key Employees, Directors and Consultants, and to provide such Key Employees, Directors and Consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Key Employees, Directors and Consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award, a Stock Unit Award or an SAR.

2.2 “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement, Stock Unit Award Agreement or SAR Agreement evidencing an Award granted under the Plan.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” has the meaning set forth in Section 8.2 of the Plan.

2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6 “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

2.7 “Common Stock” means the Common Stock, par value $0.00001 per share, of the Company.

2.8 “Company” means Volcon, Inc., a Delaware corporation.

B-1

2.9 “Consultant” means any person, including an advisor, who is engaged by the Company or an affiliate to render consulting or advisory services and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

2.10 “Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.12 “Fair Market Value” means as of any date, the closing price of a share of Common Stock on the national securities exchange on which the Common Stock is listed, or, if the Common Stock is not listed on a national securities exchange, the over-the-counter market on which the Common Stock trades, or, if the Common Stock is not listed on a national securities exchange or an over-the-counter market, as determined by the Board as of such date, or, if no trading occurred on such date, as of the trading day immediately preceding such date.

2.13 “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.14 “Key Employee” means an employee of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3. A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.15 “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.16 “Participant” means a Key Employee, Director or Consultant selected to receive an Award under the Plan.

2.17 “Plan” means the Volcon, Inc. 2021 Stock Plan.

2.18 “Stock Appreciation Right” or “SAR” means a grant of a right to receive shares of Common Stock or cash under Section 8 of the Plan.

2.19 “Stock Award” means a grant of shares of Common Stock under Section 6 of the Plan.

2.20 “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.21 “Stock Unit Award” means a grant of a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.22 “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

B-2

Section 3. Administration.

3.1 The Board.

The Plan shall be administered by the Committee, which shall be comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act, unless the Board otherwise determines.

3.2 Authority of the Committee.

(a) The Committee, in its sole discretion, shall determine the Key Employees and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b) To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Common Stock is listed or traded, the Committee may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act.

(c) The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d) No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

3.3 Award Agreements.

(a) Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Committee, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (i) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (ii) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (iii) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Committee shall determine. If the Participant shall fail to enter into any such agreement at the request of the Committee, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

B-3

Section 4. Shares of Common Stock Subject to Plan.

4.1 Total Number of Shares.

(a) The total number of shares of Common Stock that may be issued under the Plan shall be [__],000,000. Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

(b) The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock purchased by the Company with proceeds from a Stock Option exercise shall not again be available for issuance pursuant to subsequent Awards, shall count against the aggregate number of shares that may be issued under the Plan and shall not increase the number of shares available under the Plan.

(c) If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

4.2 Shares Under Awards.

Of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a) The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options or SARs in any calendar year will not exceed $1,000,000 in total value (calculating the value of any such Stock Options or SARs based on the grant date fair value of such Stock Options or SARs for financial reporting purposes). For the avoidance of doubt, shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards pursuant to Section 4.2(c) shall not be included in the foregoing calculation.

(b) The maximum number of shares of Common Stock that may be subject to Stock Options (ISOs and/or NSOs) is 2,100,039.

(c) The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards that may be granted to any Key Employee in any calendar year will not exceed $1,000,000 in total value (calculating the value of any such Stock Awards and/or Stock Unit Awards based on the grant date fair value of such Stock Awards and/or Stock Unit Awards for financial reporting purposes). For the avoidance of doubt, shares of Common Stock that may be used for Stock Options and/or SARs pursuant to Section 4.2(a) shall not be included in the foregoing calculation.

(d) The maximum number of shares of Common Stock subject to Awards granted under the Plan or otherwise during any one calendar year to any Director, taken together with any cash fees paid by the Company to such Director during such calendar year for service on the Board, will not exceed $300,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

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The numbers of shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

4.3 Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Committee shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or SARs or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Committee determines to be equitable under the circumstances.

Section 5. Grants of Stock Options.

5.1 Grant.

Subject to the terms of the Plan, the Committee may from time to time grant Stock Options to Participants. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be NSOs. Stock Options granted under the Plan to Directors who are not employees of the Company or any Subsidiary will be NSOs.

5.2 Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

5.3 Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a) The per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b) Each Stock Option shall become exercisable as provided in the Stock Option Agreement; provided that the Committee shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c) No dividends or dividend equivalents shall be paid with respect to any shares subject to a Stock Option prior to the exercise of the Stock Option.

(d) Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

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5.4 Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 5.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b) Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c) No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by shareholders of the Company.

5.5 Exercise of Stock Options.

(a) A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Committee may prescribe. All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

(b) The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price; (iv) by delivering previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

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Section 6. Stock Awards.

6.1 Grant.

The Committee may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Committee deems appropriate.

6.2 Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a) The Award Agreement shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b) The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(c) Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a stockholder with respect to such shares and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Award Agreement. Any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

Section 7. Stock Unit Awards.

7.1 Grant.

The Committee may, in its discretion, grant Stock Unit Awards to any Participant. Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event as provided in the Stock Unit Award Agreement.

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7.2 Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a) The Stock Unit Agreement shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b) The restrictions to which the shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c) Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a stockholder, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in shares or cash, the Participant shall be entitled to receive on each dividend or distribution payment date applicable to the Common Stock an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Such amounts shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Unit Award Agreement. Such amounts held by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

Section 8. SARs.

8.1 Grant.

The Committee may grant SARs to Participants. Upon exercise, an SAR entitles the Participant to receive from the Company the number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share as of the date on which the SAR is exercised over the exercise price, multiplied by the number of shares with respect to which the SAR is being exercised. The Committee, in its discretion, shall be entitled to cause the Company to elect to settle any part or all of its obligations arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise. Cash shall be delivered in lieu of any fractional shares. The terms and conditions of any such Award shall be determined at the time of grant.

8.2 SAR Agreement.

(a) Each SAR shall be evidenced by a written SAR Agreement specifying the terms and conditions of the SAR as the Committee may determine, including the SAR exercise price, expiration date of the SAR, the number of shares of Common Stock to which the SAR pertains, the form of settlement and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

(b) The per Share exercise price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date the SAR is granted.

(c) Each SAR shall expire and all rights thereunder shall cease on the date fixed by the Committee in the related SAR Agreement, which shall not be later than the ten years after the date of grant; provided however, if a Participant is unable to exercise an SAR because trading in the Common Stock is prohibited by law or the Company’s insider-trading policy, the SAR exercise date shall be extended to the date that is 30 days after the expiration of the trading prohibition.

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(d) Each SAR shall become exercisable as provided in the related SAR Agreement; provided that notwithstanding any other Plan provision, the Committee shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of the Participant’s termination of employment, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(e) No dividends or dividend equivalents shall be paid with respect to any SAR prior to the exercise of the SAR.

(f) A person entitled to exercise an SAR may do so by delivery of a written notice in accordance with procedures established by the Committee specifying the number of shares of Common Stock with respect to which the SAR is being exercised and any other information the Committee may prescribe. As soon as reasonably practicable after the exercise of an SAR, the Company shall (i) issue the total number of full shares of Common Stock to which the Participant is entitled and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional share, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares it would otherwise be obligated to deliver.

Section 9. Change in Control.

9.1 Effect of a Change in Control.

(a) Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 9.2), the Board is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest level, as applicable, in order that Participants may realize the benefits thereunder.

(b) In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

9.2 Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a) any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

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(b) the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c) the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of: (i) three Directors; or (ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d) there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

Section 10. Payment of Taxes.

(a) In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company shall require the Participant to pay the Company the minimum amount of federal, state, local or foreign taxes required to be withheld, and in the Company’s sole discretion, the Company may permit the Participant to pay the Company up to the maximum individual statutory rate of applicable withholding.

(b) The Company in its sole discretion may make available one or more of the following alternatives for the payment of such taxes: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld; (iv) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

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Section 11. Postponement.

The Committee may postpone any grant or settlement of an Award or exercise of a Stock Option or SAR for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of a Stock Option or SAR, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 12. Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Section 13. Delivery of Shares.

Shares of Common Stock issued pursuant to a Stock Award, the exercise of a Stock or SAR or the settlement of a Stock Unit Award shall be represented by stock certificates or on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however, that upon the written request of the Participant, the Company shall issue, in the name of the Participant, stock certificates representing such shares of Common Stock. Notwithstanding the foregoing, shares granted pursuant to a Stock Award shall be held by the Secretary of the Company until such time as the shares are forfeited or settled.

Section 14. Termination or Amendment of Plan and Award Agreements.

14.1 Termination or Amendment of Plan.

(a) Except as described in Section 14.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b) The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

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14.2 Amendment of Award Agreements.

The Committee shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

14.3 No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs without stockholder approval. For this purpose, repricing includes (i) a reduction in the exercise price of the Stock Option or SARs or (ii) the cancellation of a Stock Option in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Options or SARs, other Awards or any other consideration provided by the Company, but does not include any adjustment described in Section 4.3.

Section 15. No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 16. Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Nevada, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

Section 17. Effective Date and Term of Plan.

17.1 Effective Date.

(a) The Plan has been adopted by the Board, and is effective, as of March 24, 2021, subject to the approval of the Plan by the stockholders of the Company.

(b) In the event the Plan is not approved by stockholders of the Company within 12 months of the date hereof, the Plan shall have no effect.

17.2 Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after March 24, 2031.

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PROXY CARD

Volcon, Inc.

Annual Meeting of Stockholders

This Proxy Is Solicited On Behalf Of The Board Of Directors

John Kim and Greg Endo (the “Proxies), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned possess if personally present, at the Annual Meeting of Shareholders of Volcan, Inc to be held on May 30, 2025 or at any adjournment or postponement thereof.

Shares were represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote FOR the election of all nominees to the Board of Directors in Item 1 and FOR Items 2-7.

(Continued and to be signed on reverse side)

PROXY

The Board of Directors recommends you vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2-6.

1. Election of Directors.

01- Adrian Solgaard

☐ FOR	☐ WITHHOLD

02- John Kim

☐ FOR	☐ WITHHOLD

03- Jonathan Foster

☐ FOR	☐ WITHHOLD

04- Karin-Joyce Tjon

☐ FOR	☐ WITHHOLD

05- Orn Olason

☐ FOR	☐ WITHHOLD

2. Proposal to authorize the Board to amend the Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of Volcon, Inc.’s common stock at a reverse stock split ratio of between 1 for 2 and 1 for 25 (or any whole number in between).

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Proposal to amend to the Volcon, Inc. 2021 Stock Plan:) to increase the number of shares authorized for issuance.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Proposal to approve the issuance of options grants outside of the 2021 Stock Plan to certain officers of the Company pursuant to Nasdaq Listing Rule 5635(c).

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. Proposal to approve the issuance of shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock to Super Sonic (Aodes) if certain order thresholds are met in accordance with the distribution agreement signed on January 31, 2025 pursuant to Nasdaq Listing Rule 5635(d).

☐ FOR	☐ AGAINST	☐ ABSTAIN

6. Proposal to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

☐ FOR	☐ AGAINST	☐ ABSTAIN

7. Proposal to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2-5.

☐ FOR	☐ AGAINST	☐ ABSTAIN

 Note : In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date